UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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SEACOR Holdings Inc.
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2200 Eller Drive
P.O. Box 13038
Fort Lauderdale, Florida 33316

Notice of 2020 Annual Meeting
And
Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON JUNE 2, 2020

This proxy statement and the 2019 Annual Report on Form 10-K are available at

www.seacorholdingsinvestors.com

SEACOR Holdings Inc.
2200 Eller Drive
P.O. Box 13038
Fort Lauderdale, Florida 33316

NOTICE OF THE 2020 ANNUAL MEETING OF STOCKHOLDERS (THE “ANNUAL MEETING”)

You are cordially invited to attend the Annual Meeting of SEACOR Holdings Inc. (the “Company”).

When:	Tuesday, June 2, 2020 at 9:00 a.m. Eastern Daylight Time.

Where:	Exclusively online via a live audio webcast at www.virtualshareholdermeeting.com/CKH2020. There is no physical location for the 2020 Annual Meeting.

Who Can Vote:	Holders of SEACOR Holdings Inc. common stock at the close of business on April 8, 2020 (the “Record Date”).

Date of Mailing or Availability Vote:	Beginning on or about April 30, 2020, this Notice of Annual Meeting and the 2020 Proxy Statement are being mailed or made available, as the case may be, to stockholders of record on the Record Date.

Items of Business:

To elect six (6) directors to serve until the 2021 Annual Meeting of Stockholders or until his or her successor is duly qualified and elected;

To hold an advisory vote to approve, on a non-binding basis, named executive officer compensation;

To approve Amendment No. 1 to the SEACOR Holdings Inc. 2014 Share Incentive Plan;

To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Proxy Voting:

Your vote is very important.  Whether or not you plan to virtually attend the annual meeting and regardless of the number of shares of the Company’s common stock that you own, you are encouraged to read the enclosed Proxy Statement and Annual Report on Form 10-K carefully and we hope you will vote as soon as possible.  You may vote your shares over the Internet at www.virtualshareholdermeeting.com/CKH2020 or via the toll-free telephone number on the voting instruction card.  If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.  Stockholders of record and beneficial owners will be able to vote their shares electronically at the virtual Annual Meeting.  Submitting a vote before the Annual Meeting will not preclude you from voting your shares electronically at the virtual meeting should you decide to attend.

For specific instructions on how to participate in and vote your shares at the virtual meeting, please refer to the section entitled Questions and Answers—Voting Information beginning on page 1 of the proxy statement.

For the Board of Directors William C. Long Executive Vice President Chief Legal Officer and Corporate Secretary April 23, 2020

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Contents

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING	1
QUESTIONS AND ANSWERS ABOUT VOTING YOUR SHARES	1
COSTS OF SOLICITATION	3
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	4
NON-DIRECTOR EXECUTIVE OFFICERS	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	7
SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS	9
EQUITY COMPENSATION PLAN INFORMATION	10
THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION	10
MEETINGS	10
BOARD LEADERSHIP STRUCTURE AND LEAD INDEPENDENT DIRECTOR	10
DIRECTOR INDEPENDENCE	11
COMMITTEES OF THE BOARD	11
AUDIT COMMITTEE	12
COMPENSATION COMMITTEE	12
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	13
BOARD CANDIDATE EVALUATION	15
RISK OVERSIGHT	15
CORPORATE GOVERNANCE GUIDELINES AND CODES OF ETHICS	16
MAJORITY VOTE STANDARD FOR ELECTION OF DIRECTORS	16
EXECUTIVE SESSIONS AND THE LEAD INDEPENDENT DIRECTOR	16
COMMUNICATIONS WITH THE BOARD OR INDEPENDENT DIRECTORS	16
COMPENSATION OF DIRECTORS	17
NON-EMPLOYEE DIRECTOR COMPENSATION TABLE	18
COMPENSATION DISCUSSION AND ANALYSIS	19
CONSIDERATION OF SAY-ON-PAY VOTE RESULTS	19
CURRENT EXECUTIVE COMPENSATION “BEST PRACTICES”	19
EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES	20
SETTING EXECUTIVE COMPENSATION	20
SETTING COMPENSATION IN RELATION TO PERFORMANCE	21
ELEMENTS OF COMPENSATION	23
COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	24
COMPENSATION COMMITTEE REPORT	29
COMPENSATION TABLES	30
TABLE I - SUMMARY COMPENSATION TABLE (FISCAL YEARS 2019, 2018 AND 2017)	30
TABLE II - GRANTS OF PLAN–BASED AWARDS (FISCAL YEAR 2019)	31
TABLE III - OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2019)	32
TABLE IV - OPTION EXERCISES AND STOCK VESTED (FISCAL YEAR 2019)	36
TABLE V - NON-QUALIFIED DEFERRED COMPENSATION (FISCAL YEAR 2019)	37
TABLE VI - POTENTIAL PAYMENTS UPON DEATH, DISABILITY, QUALIFIED RETIREMENT, TERMINATION WITHOUT CAUSE OR A CHANGE OF CONTROL	38
CEO PAY RATIO DISCLOSURE	39
AUDIT COMMITTEE REPORT	40
RELATED PARTY TRANSACTIONS	41
RELATED PARTY TRANSACTIONS POLICY	41
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	42

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PROPOSAL NO. 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION	43
PROPOSAL NO. 3 – APPROVAL OF AMENDMENT NO. 1 TO the SEACOR Holdings Inc. 2014 Share Incentive Plan	44
PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION	54
OTHER MATTERS	54
OTHER ACTIONS AT THE ANNUAL MEETING	54
ANNUAL REPORT	55
STOCKHOLDER NOMINATION OF DIRECTORS	55
STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING	55
HOUSEHOLDING	56
IMPORTANT VOTING INFORMATION	57
APPENDIX A	A-1

ii

INFORMATION ABOUT THIS PROXY STATEMENT AND THE ANNUAL MEETING

QUESTIONS AND ANSWERS ABOUT VOTING YOUR SHARES

Why am I receiving these materials?

The Board of Directors of SEACOR Holdings Inc. (which we refer to in this proxy statement as we, our, us, our Company or the Company) is providing you these proxy materials in connection with the Board’s solicitation of proxies from our stockholders for our 2020 annual meeting of stockholders (which we refer to as the Annual Meeting) and any adjournments and postponements of the Annual Meeting. The Annual Meeting will be held virtually, exclusively via a live audio webcast on Tuesday, June 2, 2020, at 9:00 a.m. Eastern Daylight Time. On or before April 30, 2020, we expect to begin mailing to our stockholders proxy materials or an Important Notice Regarding the Availability of Proxy Materials (which we refer to as a Notice), containing instructions on how to access our proxy materials, including this proxy statement and our Annual Report on Form 10-K, and how to vote your shares.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you and our other stockholders entitled to vote at the Annual Meeting are requested to vote on proposals to (i) elect six (6) members of our Board of Directors to serve until our 2021 annual meeting of stockholders; (ii) to approve executive compensation by advisory vote; (iii) to approve Amendment No. 1 to the Company’s 2014 Incentive Compensation Plan and (iv) to ratify the appointment of Grant Thornton LLP as our independent auditor for fiscal year 2020.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on April 8, 2020, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held. Shares of our common stock represented virtually or by a properly submitted proxy will be voted at the Annual Meeting. On the record date, 20,333,024 shares of our common stock were outstanding and entitled to vote.

Who can attend the Annual Meeting?

Only stockholders of record as of the close of business on the Record Date or the holders of their properly submitted valid proxies may attend the Annual Meeting via a virtual meeting at www.virtualshareholdermeeting.com/CKH2020. A list of our stockholders will be available for review at our executive offices in Fort Lauderdale, FL during ordinary business hours for a period of ten (10) days prior to the meeting.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders conducted exclusively by a live audio webcast.

If you are a stockholder of record as of the close of business on the Record Date, you will be able to virtually attend the Annual Meeting, vote your shares and submit your questions online during the meeting by visiting www.virtualshareholdermeeting.com/CKH2020. You will need to enter the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you are a stockholder holding your shares in “street name” as of the close of business on the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares electronically at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank, broker dealer or other nominee holder.

The online meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m., Eastern Daylight Time, and you should allow ample time for the check-in procedures.

If you wish to submit a question for the Annual Meeting, you may do so in advance at www.proxyvote.com, or you may type it into the dialog box provided at any point during the virtual meeting (until the floor is closed to questions).

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and our Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

2020 Proxy Statement	1

What constitutes a quorum?

The presence at the Annual Meeting virtually or by proxy of the holders of a majority in voting power of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is required to constitute a quorum for the transaction of business.

What vote is required to approve each item to be voted on at the Annual Meeting?

Election of Directors. A nominee for director will be elected to the Board with the vote of a plurality of the shares of common stock virtually present or represented by proxy at the Annual Meeting and voting on the matter, which means that the six (6) nominees receiving the most “for” votes will be elected. Since there are only six (6) nominees, we expect that each of them will receive sufficient votes to be elected as a director. However, pursuant to our By-Laws, each nominee who is a current director has submitted an irrevocable resignation as a director, which resignation will become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election (i.e., the number of votes “for” such director’s election constitutes less than the number of votes “withheld” with respect to such director’s election) and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose (we refer to this policy as our Majority Voting Policy).

Votes Required to Adopt Other Proposals. The affirmative vote of the holders of a majority in voting power of the shares of common stock virtually present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of all other items being submitted to stockholders for consideration.

How are abstentions and broker non-votes counted?

Abstentions and broker non-votes (i.e., shares with respect to which a broker indicates that it does not have discretionary authority to vote on a matter) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Abstentions and broker non-votes are not counted for purposes of the election of directors and, consequently, will not count as a vote cast with respect to that director’s election and will not affect the outcome of the election of directors (including for purposes of the Majority Voting Policy). Abstentions will have the same effect as votes against any matter other than the election of directors. Broker non-votes are counted on and can be voted for routine matters. The only routine matter to be brought before the stockholders at the Annual Meeting is the ratification of independent registered public accounting firms. For non-routine matters other than the election of directors, broker non-votes will have the same effect as votes against such matter. The only such matters being brought before the stockholders at this Annual Meeting is the advisory vote on executive compensation and the approval of Amendment No. 1 to the SEACOR Holdings Inc. 2014 Share Incentive Plan.

How does the Board recommend that I vote?

Our Board of Directors recommends that you vote:

•	FOR each of the nominees for director named in this proxy statement;

•	FOR approval of named executive officer compensation;

•	FOR approval of Amendment No. 1 to the SEACOR Holdings Inc. 2014 Share Incentive Plan; and

•	FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year 2019.

How do I vote?

You may vote virtually at the Annual Meeting online at www.virtualshareholdermeeting.com/CKH2020 by using the 16-digit control number included with these proxy materials, or you may give us your proxy. We recommend that you vote by proxy even if you plan to virtually attend the Annual Meeting. As described below, you can revoke your proxy or change your vote at the Annual Meeting. You can vote by proxy over the telephone by calling a toll-free number, electronically by using the Internet or through the mail as described below. If you would like to vote by telephone or by using the Internet, please refer to the specific instructions set forth on the Notice, proxy card or voting instruction card. Stockholders are requested to vote in one of the following ways:

•	by telephone by calling the toll-free number 1-800-690-6903 (have your proxy card in hand when you call);

2	2020 Proxy Statement

•	by Internet before the Annual Meeting at www.proxyvote.com (have your proxy card in hand when you access the website);

•	during the Annual Meeting at www.virtualshareholdermeeting.com/CKH2020; or

•

by completing, dating, signing and promptly returning the accompanying proxy card, in the enclosed postage-paid, pre-addressed envelope provided for such purpose. No postage is necessary if the proxy card is mailed in the United States.

If you hold your shares through a bank, broker or other nominee, such entity/person will give you separate instructions for voting your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have voted electronically through the Internet or by telephone or submitted your proxy card, you may change your vote at any time before the proxy is exercised at the Annual Meeting. You may change your vote by (i) sending written notice of revocation to William C. Long, Corporate Secretary, SEACOR Holdings Inc., 2200 Eller Drive, Fort Lauderdale, FL 33316, (ii) submitting a valid proxy with a subsequent date by Internet, telephone or mail, or (iii) attending the virtual Annual Meeting and voting. Your attendance at the Annual Meeting will not by itself revoke a proxy that you have previously submitted. Stockholders who hold shares through a broker or other intermediary should consult with that party as to the procedures to be used for revoking a vote.

How will votes be recorded?

Votes will be tabulated by Broadridge, and the results will be certified by one or more Inspectors of Election, who are required to resolve impartially any interpretive questions as to the conduct of the vote. In tabulating votes, the Inspectors of Election will make a record of the number of shares voted for or against each nominee and each other matter voted upon, the number of shares abstaining with respect to each nominee or other matter, and the number of shares held of record by broker-dealers and present at the Annual Meeting but not voting.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and to publish the final results in a current report on Form 8-K shortly following the Annual Meeting.

COSTS OF SOLICITATION

The costs of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company may solicit proxies from stockholders by telephone, electronic or facsimile transmission, personal interview or other means. Upon request, AST will reimburse brokers, dealers, banks and trustees or their nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.

The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee of $8,500 plus reimbursement of its reasonable out-of-pocket costs. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005

Banks and Brokerage Firms, please call (212) 269-5550.

Stockholders, please call (866) 796-7182.

2020 Proxy Statement	3

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Pursuant to applicable Delaware law (the jurisdiction of incorporation of the Company), the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and the Company’s Sixth Amended and Restated By-Laws (the “By-Laws”), the business and affairs of the Company are managed by or under the direction of the Board. Generally, the Board oversees the management of the Company’s business operations, determines the corporate policies and appoints the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer and other executive officers of the Company.

As disclosed on April 7, 2020, after careful consideration of the size and make up of its members and upon the recommendation of the Nominating and Corporate Governance Committee, the Board decided to increase the number of members on the Board and elected Gail B. Harris to serve as a director and to stand as a nominee at the 2020 Annual Meeting.

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated for election at the 2020 Annual Meeting a slate of six nominees, all of whom are currently serving on the Board. The director nominees are Messrs. Fabrikant, Berz, Lorentzen, Papouras, Schizer and Ms. Harris.

Pursuant to the By-Laws, the number of directors constituting the Board shall be no fewer than five nor more than twelve, as may be fixed from time to time by resolution of a majority of the entire Board.

The By-Laws provide that directors of the Company are elected annually to serve until their respective successors are duly elected and qualified at the next Annual Meeting of Stockholders or until their earlier resignation or removal. All of the nominees for director named below are currently directors of the Company. Unless otherwise specified, proxies will be voted FOR the election of each of the nominees named below. The Board does not expect that any of the nominees will be unable to serve as a director. However, if for any reason one or more of the nominees is unable to serve, proxies will be voted for such substitute nominees as the Board may recommend unless otherwise specified in this Proxy Statement or on the applicable proxy.

Biographical Information

Biographical information regarding each of the director nominees is set forth below.

Name	Age	Position	Director Since
Charles Fabrikant	75	Executive Chairman and Chief Executive Officer	December 1989
David R. Berz(1)(2)(3)	71	Lead Independent Director	February 2014
Gail B. Harris	67	Director	April 2020
Oivind Lorentzen(3)	69	Vice Chairman	August 2001
Christopher P. Papouras(1)(2)(3)	53	Director	March 2018
David M. Schizer(1)(3)	51	Director	November 2014

______________________

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.

Charles Fabrikant is Executive Chairman and Chief Executive Officer and has been a director of the Company and several of its subsidiaries since the Company’s inception in 1989. Mr. Fabrikant previously served as a director and member of the Audit Committee of Diamond Offshore Drilling, Inc., a contract oil and gas driller, from January 2004 until May 2019. Mr. Fabrikant serves as the Non-Executive Chairman of the Board of the Company’s former offshore marine services division, SEACOR Marine Holdings Inc. (“SEACOR Marine”), an operator of offshore support vessels. Mr. Fabrikant serves as the Non-Executive Chairman of the Board of the Company’s former aviation division, Era Group Inc. (“Era Group”), an international helicopter operator. He served as the President and Chief Executive Officer of Era Group from October 2011 through April 2012 and as a Director of Dorian LPG Ltd., a liquefied petroleum gas shipping company and leading owner and operator of modern Very Large Gas Carriers (“VLGCs”), from July 2013 through December 2015. Mr. Fabrikant is also President of Fabrikant International Corporation (“FIC”), a privately-owned corporation engaged in marine investments. FIC may be deemed an affiliate of the Company. Mr. Fabrikant is a graduate of Columbia University School of Law and Harvard University.

With over 30 years of experience in the maritime, transportation, logistics, investment and environmental industries and given his position as the founder and former President and current Chief Executive Officer of the Company, Mr. Fabrikant’s broad experience and deep understanding of the Company make him uniquely qualified to serve as a director.

4	2020 Proxy Statement

David R. Berz has been a director of the Company since February 2014 and the Lead Independent Director since the spin-off of SEACOR Marine on June 1, 2017 (the “Spin-Off”). From August 1985 through December 2013, Mr. Berz was a partner of Weil, Gotshal & Manges LLP, where he headed the law firm’s environmental practice. Mr. Berz is a nationally acknowledged authority on U.S. and international environmental law. As a litigator, he served as lead counsel in civil and criminal environmental matters involving federal and state water, air and hazardous waste and substance statutes. He regularly counseled multinational corporations and boards of directors in developing environmental compliance and social responsibility programs and serves as environmental counsel to financial institutions. He co-authored the three-volume treatise Environmental Law in Real Estate and Business Transactions and frequently lectures and writes on a broad range of environmental topics. Mr. Berz received the American Bar Association’s 2011 Award for Excellence in Environmental and Resources Stewardship. Mr. Berz serves on the Board of Trustees of the Legal Aid Society of the District of Columbia and on the Board of Governors of the American Jewish Committee. He is a past president of the Dean’s Council of the George Washington University School of Law.

Mr. Berz’s extensive knowledge of U.S. and international environmental law has been and will continue to be of invaluable assistance to the Company in assessing and complying with local, state, federal and international water and air quality standards. This experience also provides significant value to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of which he is a member.

Gail B. Harris has been a director of the Company since April 2020. Gail Harris is the Lead Director of Evercore Inc., an independent investment banking advisory firm, where she also serves as Chair of the Nominating and Corporate Governance Committee and as a member of the Audit Committee. Ms. Harris is also on the Board of Cigna Life Insurance Company of New York and serves on the boards of several private companies. Ms. Harris serves on the Dean's Advisory Council of Stanford Law School and on the Advisory Council of the Freeman Spogli Institute for International Studies at Stanford University. She is a member of the Council on Foreign Relations. Ms. Harris was a member of the Stanford University Board of Trustees until March 2018, where she chaired the Special Committee on Investment Responsibility, and was a member of the Finance and Audit Committees. Ms. Harris is President Emeritus and a current member of the Board of New York Cares, the largest non-profit for volunteering in New York City.

Ms. Harris received an A.B. with distinction from Stanford University and a J.D. from Stanford Law School. She began her legal career at Simpson Thacher & Bartlett LLP, a leading international law firm based in New York City, in 1977 and was a partner in the Corporate Department from 1984 to 1998. She was Of Counsel to Simpson Thacher through June 2011. Ms. Harris has extensive experience in general corporate and securities work, joint ventures, partnerships, acquisitions and dispositions.

Oivind Lorentzen is Vice Chairman of the Board and has been a director of the Company since August 2001. Mr. Lorentzen served as Chief Executive Officer of the Company from September 2010 through February 2015. He served as a director of Era Group, from February 2013 through October 2014. From 1990 until September 2010, Mr. Lorentzen was President of Northern Navigation America, Inc., a Stamford, Connecticut based investment management and ship-owning agency company concentrating in specialized marine transportation and ship finance. From 1979 to 1990, Mr. Lorentzen was Managing Director of Lorentzen Empreendimentos S.A., an industrial and shipping group in Brazil and he served on its Board of Directors until December 2005. Mr. Lorentzen was Chairman of NFC Shipping Funds, a leading private equity fund in the maritime industry from 2000 to 2008. Mr. Lorentzen is Managing Director of Northern Navigation LLC, an investment management company and a Director of Dorian LPG Ltd., a liquefied petroleum gas shipping company and leading owner and operator of modern VLGCs. He is also a director of Blue Danube, Inc., a privately owned corporation engaged as an inland marine service provider, and was a Director of Genesee & Wyoming Inc., an owner and operator of short line and regional freight railroads, until December 2019.

Mr. Lorentzen's strong background in the maritime industry and his having served as the CEO of an investment management company specializing in ship finance and ship-owning, adds a valuable perspective to the Board. Mr. Lorentzen held these positions through numerous economic cycles which provides additional insight into how the maritime industry is affected by and reacts to various economic cycles and how maritime financiers take various stages of an economic cycle into account when considering capital needs of maritime companies. In addition, Mr. Lorentzen's extensive experience serving as a director on various company boards adds value to the Company's Board of Directors. Finally, as the Company's former Chief Executive Officer, Mr. Lorentzen provides a deep understanding of the Company's operations and provides the other members of the Board with an additional point of reference for discussions about senior management and operational decisions. This experience also provides significant value to the Audit Committee, of which he is a member.

2020 Proxy Statement	5

Christopher P. Papouras has been a director of the Company since March 2018. Mr. Papouras was President of Nabors Drilling Solutions, a division of Nabors Industries Ltd. that provides oil and gas drilling services, from 2015 to June 2018, and was President of Canrig Drilling Technology, Ltd. from 1998 to February 2016. In the past he also served as President of Epoch Well Services, Inc., a provider of information technology services to the oil and gas industry, Assistant to the Chairman of Nabors Industries, Inc., a land drilling contractor and subsidiary of Nabors Industries Ltd. Mr. Papouras formerly served on the board of directors of Quantico Energy Solutions LLC, a data analytics company with a focus on the oil and gas industry, and Reelwell AS, an oilfield service company. Mr. Papouras is on the Advisory Board of Avangard Innovative, a waste and recycling optimization company. He also currently serves on the board of directors of Era Group.

Mr. Papouras’s strong background in technology and the oil and gas industry as well as his extensive experience serving as a director on various company boards adds extensive value to the Company’s Board of Directors. This experience also provides significant value to the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of which he is a member.

David M. Schizer has been a director of the Company since November 2014. He is Dean Emeritus and the Harvey R. Miller Professor of Law and Economics at Columbia Law School. An expert on tax, corporate governance, and energy law, Mr. Schizer served as Dean of Columbia Law School from July 1, 2004 through June 30, 2014. He serves on the boards of the Columbia Law Review, Feil Properties, the Ramaz School, and Yale Hillel. Mr. Schizer served as Chief Executive Officer of the American Jewish Joint Distribution Committee, an international humanitarian organization based in New York, from January 2017 until December 31, 2019.

Mr. Schizer’s experience in complex financial and tax transactions, energy law and corporate governance provides valuable insight in analyzing complex financial and tax initiatives and brings significant value to the Audit Committee and the Compensation Committee, of which he is a member.

Voting. Directors will be elected by a plurality of the shares of Common Stock represented virtually or by proxy at the Annual Meeting. Since there are only six (6) nominees, we expect that each of them will receive sufficient votes to be elected as a director. However, pursuant to the Majority Voting Policy in our By-Laws, all nominees have submitted an irrevocable letter of resignation conditional on (1) such nominee’s failure to receive a majority of the votes cast in favor of his or her election in an uncontested election (i.e., the number of votes “for” such director’s election constitutes less than the number of votes “withheld” with respect to such director’s election) and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. If you do not wish your shares to be voted for any particular nominee, please identify any nominee for whom you “withhold authority” to vote on the enclosed proxy card.

The Board unanimously recommends a vote FOR each of the nominees named in this proxy statement for election to the Board.

NON-DIRECTOR EXECUTIVE OFFICERS

Executive officers are elected by and serve at the discretion of the Board. Set forth below is biographical information regarding our current executive officers (not including any executive officer who is also a nominee for election as a director).

Bruce Weins (age 52) is Senior Vice President and Chief Financial Officer. Mr. Weins served as our Chief Accounting Officer from March 2015 through May 2017 and as Corporate Controller from July 2005 through February 2015. Mr. Weins served as Controller of Seabulk International, Inc. (“Seabulk”) from January 2005 through July 2005 when it merged with the Company. In addition, Mr. Weins is an officer and/or director of certain SEACOR subsidiaries. Prior to joining Seabulk, Mr. Weins was employed by Deloitte & Touche LLP as an Audit Senior Manager from September 1995 through December 2004.

Eric Fabrikant (age 39) is Chief Operating Officer of SEACOR. Mr. Fabrikant served as a Vice President of the Company from May 2009 through February 2015. In addition, Mr. Fabrikant is an officer and/or director of certain SEACOR subsidiaries. Prior to joining SEACOR, he spent five years at Nabors Industries where he held various positions.

William C. Long (age 54) is Executive Vice President, Chief Legal Officer and Corporate Secretary. In addition, Mr. Long is an officer and/or director of certain SEACOR subsidiaries. From August 2015 to April 2016, Mr. Long served as Senior Vice President, General Counsel and Secretary at GulfMark Offshore, Inc. Prior to his employment with GulfMark Offshore, Inc., Mr. Long was employed for more than 17 years by Diamond Offshore Drilling, Inc., where he was its General Counsel from June 1998 through June 2014. From October 2006 through June 2014, Mr. Long served as Senior Vice President, General Counsel and Secretary of Diamond Offshore Drilling, Inc. Mr. Long has over 20 years of business and legal experience with publicly-traded companies.

6	2020 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock by all persons (including any “group” as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock as of April 8, 2020, other than the Company’s executive officers and directors. As of April 8, 2020, 20,333,024 shares of the Company’s common stock were outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, New York 10055	2,748,314	13.6%
Dimensional Fund Advisors LP(2) Building One 6300 Bee Cave Road Austin, Texas 78746	1,551,662	7.69%
Renaissance Technologies LLC(3) 800 Third Avenue New York, New York 10022	1,336,496	6.62%
Royce & Associates, LP(4) 745 Fifth Avenue New York, New York 10151	1,362,174	6.75%
T. Rowe Price Associates, Inc.(5) 100 E. Pratt Street Baltimore, Maryland 21202	1,679,982	8.3%
The Vanguard Group(6) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	1,953,156	9.67%
Wellington Management Group LLP(7) c/o Wellington Management Company LLP 280 Congress Street Boston, Massachusetts 02210	1,129,106	5.60%

______________________

(1)

According to a Schedule 13G amendment filed with the SEC on February 4, 2020, by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power with respect to 2,699,354 shares of Common Stock and sole dispositive power with respect to 2,748,314 shares of Common Stock as of December 31, 2019. BlackRock serves as a parent holding company and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 2,748,314 shares of Common Stock. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding. BlackRock Fund Advisors, a subsidiary of BlackRock, is identified in the Schedule 13G as beneficially owning 5% or more of the Common Stock.

(2)

According to a Schedule 13G amendment filed with the SEC on February 12, 2020, by Dimensional Fund Advisors LP (“Dimensional”), Dimensional has sole voting power with respect to 1,501,837 shares of Common Stock and sole dispositive power with respect to 1,551,662 shares of Common Stock as of December 31, 2019. Dimensional is an investment adviser and furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the shares of Common Stock owned by the Funds, and may be deemed to be the beneficial owner of the shares of Common Stock held by the Funds. However, all of the Common Stock reported in the Schedule 13G amendment is owned by the Funds and Dimensional disclaims beneficial ownership of all such securities. The Funds have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Common Stock held in their respective accounts. No one Fund’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding.

2020 Proxy Statement	7

(3)

According to a Schedule 13G filed with the SEC on February 13, 2020, by Renaissance Technologies LLC ("RTC") and Renaissance Technologies Holdings Corporation ("RTHC", and together, “Renaissance”), Renaissance has sole voting power with respect to 1,331,564 shares of Common Stock, sole dispositive power with respect to 1,331,564 shares of Common Stock and shared dispositive power with respect to 4,932 shares of common stock as of December 31, 2019. RTHC serves as the parent holding company of RTC, and for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,336,496 shares of Common Stock. Certain funds and accounts managed by RTC have the right to receive dividends and proceeds from the sale of such shares of Common Stock.

(4)

According to a Schedule 13G amendment filed with the SEC on January 29, 2020 by Royce & Associates, LP (“Royce”), Royce has sole dispositive and sole voting power over 1,362,174 shares of Common Stock as of December 31, 2019. Royce serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,362,174 shares of Common Stock.

(5)

According to a Schedule 13G amendment filed with the SEC on February 14, 2020 by T. Rowe Price Associates, Inc. (“Price Associates”), Price Associates has sole voting power with respect to 492,501 shares of Common Stock and sole dispositive power over 1,679,982 shares of Common Stock as of December 31, 2019. These shares are owned by various individual and institutional investors, for which Price Associates serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,679,982 shares of Common Stock; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, the Common Stock. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, the Common Stock, is vested in the individual and institutional clients which Price Associates serves as an investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of the shares of Common Stock is owned by any one client subject to the investment advice of Price Associates. With respect to the Common Stock owned by any one of the registered investment companies sponsored by Price Associates which it also serves as investment adviser (the “T. Rowe Price Funds”), only the custodian for each of such T. Rowe Price Funds, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the stockholders of each such T. Rowe Price Fund participate proportionately in any dividends and distributions so paid.

(6)

According to a Schedule 13G amendment filed with the SEC on February 12, 2020 by The Vanguard Group (“Vanguard”), Vanguard has sole voting power with respect to 17,706 shares of Common Stock, shared voting power with respect to 2,711 shares of Common Stock, sole dispositive power with respect to 1,935,995 shares of Common Stock and shared dispositive power with respect to 17,161 shares of Common Stock as of December 31, 2019. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 14,450 shares of the Common Stock as a result of its serving as an investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 5,967 shares of the Common Stock as a result of its serving as investment manager of Australian investment offerings. Vanguard may be deemed to beneficially own 1,953,156 shares of Common Stock.

(7)

According to a Schedule 13G amendment filed with the SEC on January 28, 2020 by Wellington Management Group LLP (“Wellington”), Wellington has shared voting power with respect to 1,014,292 shares of Common Stock and shared dispositive power with respect to 1,129,106 shares of Common Stock as of December 31, 2019. Wellington serves as an investment adviser and, for purposes of the reporting requirements of the Exchange Act, may be deemed to beneficially own 1,129,106 shares of Common Stock, which are held of record by clients of Wellington. Various persons have the right to receive, or the power to direct, the receipt of dividends from, or the proceeds from the sale of, such shares of Common Stock. No one person’s interest in such shares of Common Stock is more than 5% of the total Common Stock outstanding.

8	2020 Proxy Statement

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding beneficial ownership of our Common Stock by: (i) each current director and director nominee of the Company; (ii) each named executive officer of the Company (referred to as a “Named Executive Officer” or “NEO” throughout this Proxy Statement) as noted below in the “Compensation Discussion and Analysis”; and (iii) all current directors and executive officers of the Company as a group. Except where otherwise indicated in the footnotes to the table, all beneficial ownership information set forth below is as of April 8, 2020.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Charles Fabrikant(3)	1,440,129	6.97%
Bruce Weins(4)	53,359	*
Eric Fabrikant(5)	215,760	1.06%
William C. Long(6)	39,745	*
David Berz(7)	27,537	*
Oivind Lorentzen(8)	256,129	1.25%
Christopher P. Papouras(9)	7,000	*
David Schizer(10)	23,375	*
All current directors and executive officers as a group (8 persons)(11)	2,063,034	9.79%

_______________

* Less than 1.0%.

(1)	Unless otherwise indicated, the address of each of the persons whose name appears in the table above is: c/o SEACOR Holdings Inc., 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316.
(2)

The information contained in the table above reflects “beneficial ownership” of Common Stock within the meaning of Rule 13d-3 under the Exchange Act. Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and dispositive power. Beneficial ownership information reflected in the table above includes shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days after April 8, 2020.

(3)

Includes 573,071 shares of Common Stock that Mr. Charles Fabrikant may be deemed to own through his interest in, control of or relationship with (i) Fabrikant International Corporation (“FIC”), of which he is President, the record owner of 348,529 shares of Common Stock; (ii) VSS Holding Corporation, of which he is President and sole stockholder, the record owner of 75,000 shares of Common Stock; (iii) the Sara J. Fabrikant 2012 GST Exempt Trust, of which he is a trustee, the record owner of 12,000 shares of Common Stock; (iv) Sara Fabrikant, his wife, the record owner of 14,826 shares of Common Stock; (v) the Estate of Elaine Fabrikant, over which he is the executor, the record owner of 18,995 shares of Common Stock; (vi) the Charles Fabrikant 2012 GST Exempt Trust, of which his wife is a trustee, the record holder of 60,000 shares of Common Stock; (vii) the Harlan Saroken 2009 Family Trust, of which his wife is a trustee, the record holder of 800 shares of Common Stock; (viii) the Eric Fabrikant 2009 Family Trust, of which his wife is a trustee, the record owner of 800 shares of Common Stock; and (ix) the Charles Fabrikant 2009 Family Trust, of which he is a trustee, the record owner of 42,121 shares of Common Stock; and includes 63,000 shares of restricted stock over which Mr. Fabrikant exercises sole voting power and 330,894 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.

(4)

Includes 18,900 shares of restricted stock over which Mr. Weins exercises sole voting power and 28,508 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.

(5)

Includes 5,137 shares of Common Stock that Mr. E. Fabrikant may be deemed to own through his interest in, and control of, EBF Holdings LLC; and includes 54,000 shares of restricted stock over which Mr. E. Fabrikant exercises sole voting power and 113,366 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.

(6)

Includes 19,800 shares of restricted stock over which Mr. Long exercises sole voting power and 10,926 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.

(7)	Includes 24,112 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.
(8)

Includes 12,500 shares of Common Stock that Mr. Lorentzen may be deemed to own through various trusts held for his children and 207,188 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.

(9)	Includes 6,000 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.
(10)	Includes 20,625 shares of Common Stock issuable upon the exercise of outstanding stock options that are exercisable or will become exercisable within 60 days of April 8, 2020.
(11)

The number of shares of our Common Stock owned by all current directors and executive officers includes 741,619 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days after April 8, 2020.

2020 Proxy Statement	9

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2019 regarding shares of the common stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the Company’s equity compensation plans as well as the number of shares available for issuance under such plans. No equity compensation plans have been adopted without the approval of the Company’s stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	1,454,074	$43.19	539,414
Equity compensation plans not approved by security holders	0	0	0

THE BOARD OF DIRECTORS, ITS COMMITTEES AND OTHER CORPORATE GOVERNANCE INFORMATION

Pursuant to applicable Delaware law, the Certificate of Incorporation and the By-Laws, the business and affairs of the Company are managed by or under the direction of the Board. Generally, the Board oversees the management of the Company’s business operations, determines the corporate policies and appoints the Executive Chairman, the Chief Executive Officer, the Chief Financial Officer and other executive officers of the Company.

MEETINGS

During the year ended December 31, 2019, the Board held five meetings. The Board also took action pursuant to Unanimous Written Consent on seven other occasions. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and all committees of the Board on which they served during their tenure in 2019. Although the Company does not have a formal policy requiring Board members to attend the annual meeting of stockholders, all of the Board members then serving attended the Company’s 2019 Annual Meeting.

BOARD LEADERSHIP STRUCTURE AND LEAD INDEPENDENT DIRECTOR

The Board believes that there is no single organizational model that would be most effective in all circumstances and that it is in the best interests of the Company and its stockholders for the Board to retain the authority to modify its leadership structure to best address the Company’s circumstances from time to time. The Board believes that the most effective leadership structure for the Company at the present time is to have Charles Fabrikant, our principal executive officer, serve as both Executive Chairman and Chief Executive Officer. In addition, the independent directors have elected a Lead Independent Director (as described in the Company’s Corporate Governance Guidelines, which are available on the Company’s website). Currently, David Berz serves as the Lead Independent Director. The Lead Independent Director, supported by the chairs of the independent committees of the Board, is responsible for assessing the performance of the Executive Chairman and Chief Executive Officer and protecting against potential management conflicts. The Lead Independent Director and the Executive Chairman are together responsible for setting the Board agenda. Mr. Berz is knowledgeable about the Company’s business, having been a member of the Board since 2014. Mr. Berz also serves as the chair of SEACOR’s Compensation Committee, a role the Board believes complements his role as Lead Independent Director and is a member of the Nominating and Corporate Governance committee and the Audit Committee. As Lead Independent Director, Mr. Berz (i) confers with the Executive Chairman and Chief Executive Officer, (ii) convenes and chairs executive sessions of the independent directors, (iii) serves as a liaison between the independent directors and the Chief Executive Officer, as appropriate, including providing the Chief Executive Officer with feedback from executive sessions of the independent directors and (iv) is available in appropriate circumstances to discuss or otherwise communicate about corporate governance matters with the Company’s stockholders.

10	2020 Proxy Statement

In addition to the Lead Independent Director, the chair of each of the Board’s three wholly independent standing committees (Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee), as well as each individual director, are responsible for helping to ensure that meeting agendas are appropriate and that sufficient time and information are available to address issues that the directors believe are significant. Each director has the opportunity and ability to request agenda items, information and additional meetings of the Board or of the independent directors.

The schedule of Board and Committee meetings and agenda for each meeting is made available to directors in advance so that they may review and request changes. Directors also have unrestricted access to management at all times and regularly communicate informally with management on an assortment of topics. The Board has adopted significant governance processes designed to support the Board’s capacity for objective judgment, including executive sessions of the independent directors at Board meetings, independent evaluation of, and communication with, members of senior management, and rigorous self-evaluation of the Board, its committees and its leadership. These and other critical governance processes are reflected in the Corporate Governance Guidelines and the various committee charters that are available on the Company’s website. The Board has also provided mechanisms for stockholders to communicate in writing with the Lead Independent Director, with the non-management and/or independent directors, and with the full Board on matters of significance. These processes are also outlined on the Company’s website.

The Board has in place a succession planning process that includes ongoing consultation with the Executive Chairman and Chief Executive Officer, and the development of candidates to address future needs and emergency situations.

DIRECTOR INDEPENDENCE

The Board has adopted standards for determination of director independence in compliance with the Corporate Governance Listing Standards of the New York Stock Exchange (the “NYSE”). A copy of the Director Independence - Categorical Standards is available to holders of the Company’s Common Stock free of charge on the Company’s website at www.seacorholdings.com under the link chain “Investors - Corporate Governance – Governance Documents.” A director is deemed independent if the Nominating and Corporate Governance Committee and the Board find that the director is independent under the NYSE’s governance standards and the additional standards approved by the Board, which go beyond those required by the NYSE. The Board evaluates the facts and circumstances of each director candidate to determine independence. For a director to be deemed independent, the Board must conclude that a director does not have any relationship that is likely to impair his or her ability to act independently and that all relevant standards are met.

The Board has affirmatively determined that each member of the Board meets the Company’s independence standards with the exception of Mr. Fabrikant, because he is the current Chief Executive Officer of the Company. In connection with the determination of Mr. Lorentzen’s independence, the Nominating and Corporate Governance Committee and the Board considered his previous position as the Chief Executive Officer of the Company, but determined he was independent, as he has not held that position since February 2015. Mr. Lorentzen would be considered independent under the NYSE governance standards and he meets the independence standards of certain significant stockholders of the Company.

COMMITTEES OF THE BOARD

The Company has three standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The charter of each such committee is available on the Company’s website at www.seacorholdings.com, under the link chain “Investors - Corporate Governance - Governance Documents” and is also available to stockholders in print without charge upon written request to the Company’s Investor Relations Department, 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316, or via e-mail to: InvestorRelations@ckor.com.

2020 Proxy Statement	11

AUDIT COMMITTEE

Committee Function: The Audit Committee assists the Board to fulfill its responsibility to oversee:

•

management’s execution of the Company’s financial reporting process, including the reporting of any material events, transactions, changes in accounting estimates or changes in important accounting principles and any significant issues as to adequacy of internal controls;

•	the selection and performance of the Company’s independent registered public accounting firm (including its qualifications and independence);

•	the review of the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof;

•	the Company’s systems of internal accounting and financial controls and the annual independent audit of the Company’s financial statements;

•

risk management and controls, which include assisting management in identifying and monitoring risks, developing effective strategies to mitigate risk, and incorporating procedures into its strategic decision-making (and reporting developments related thereto to the Board); and

•	the processes for handling complaints relating to accounting, internal accounting controls and auditing matters.

Charter and Meetings. The Audit Committee held five meetings during the last fiscal year. The charter of the Audit Committee is available on the Company’s website at www.seacorholdings.com under the link chain “Investors - Corporate Governance - Governance Documents.” The current members of the Audit Committee are Messrs. Berz, Lorentzen (Chair), Papouras and Schizer. The Board has determined that all members of the Audit Committee are “independent” and “financially literate” under the applicable rules of the NYSE. The Board has further determined that Mr. Lorentzen is an “Audit Committee Financial Expert” within the meaning of the regulations of the SEC and is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A of the rules promulgated under the Exchange Act. For Mr. Lorentzen's relevant experience, please refer to his biography. Additionally, each member of the Audit Committee meets the heightened requirement for independence set forth in the Sarbanes-Oxley Act.

The Audit Committee’s role is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and the independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee recognizes that Company management, including the internal audit staff, or an outside provider of such services, and the independent registered public accounting firm has more time, knowledge and detailed information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.

The Audit Committee’s principal responsibilities include: (i) appointing and reviewing the performance of the independent registered public accounting firm; (ii) reviewing and assessing the Company’s internal audit function; (iii) reviewing and, if appropriate and necessary, pre-approving audit and permissible non-audit services of the independent registered public accounting firm; (iv) reviewing the adequacy of the Company’s internal and disclosure controls and procedures; (v) reviewing and reassessing the adequacy of the Company’s charter; (vi) reviewing with management any significant risk exposures; (vii) reviewing with management and the independent registered public accounting firm the Company’s annual and quarterly financial statements; (viii) reviewing and discussing with management and the independent registered public accounting firm all critical accounting policies and practices used by the Company and any significant changes thereto; (ix) reviewing and discussing with management, the independent registered public accounting firm and the internal auditor any significant findings during the year, including the status of previous audit recommendations; (x) assisting the Board in monitoring compliance with legal and regulatory requirements; and (xi) establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

COMPENSATION COMMITTEE

Committee Function. The Compensation Committee, among other things:

•

approves, either on its own or in consultation with the Company’s independent directors, the compensation of the Executive Chairman and Chief Executive Officer, other executive officers, and certain officers or managers of a business unit or subsidiary who receive an annual base salary of more than $300,000;

12	2020 Proxy Statement

•	evaluates the performance of the Executive Chairman and Chief Executive Officer and reports its findings to the Board;

•	reviews, approves and makes recommendations to the Board with respect to changes in incentive compensation and equity-based plans;

•	approves all grants of stock options and restricted stock awards;

•	reviews and makes recommendations with respect to director compensation;

•	prepares a report to be included in the Company’s annual proxy statement; and

•	conducts an annual performance self-evaluation.

The current members of the Compensation Committee are Messrs. Berz (Chair), Papouras and Schizer. Each member of the Compensation Committee is an independent director as determined by the Board. The Chairman of the Compensation Committee sets the agenda for meetings of the Compensation Committee. If requested by the Compensation Committee, the meetings are attended by the Chief Executive Officer. At each meeting, the Compensation Committee has the opportunity to meet in executive session. The Chairman of the Compensation Committee reports the actions of the Compensation Committee regarding compensation of executive officers to the full Board. The Compensation Committee has the sole authority to retain compensation consultants to assist in the evaluation of director or executive officer compensation, has sole authority to determine compensation of such consultants, and is responsible for the oversight of any such consultants. The Compensation Committee determined not to employ a compensation consultant with respect to 2019 compensation decisions. Data required by the Compensation Committee was collected by the Company’s legal and finance departments from outside data services, such as Equilar’s research database, a resource for analyzing executive compensation and executive pay trends, and through publicly available compensation-related information.

Charter and Meetings. The Compensation Committee met one time during the last fiscal year and acted by Unanimous Written Consent on two occasions. The Compensation Committee meets as frequently as circumstances dictate but not less than once a year. The charter of the Compensation Committee is available on the Company’s website at www.seacorholdings.com, under the link chain “Investors - Corporate Governance - Governance Documents.”

Compensation Committee Interlocks and Insider Participation

No individual who was a member of the Compensation Committee during 2019: (i) was an officer or employee of the Company or any of its subsidiaries during 2019; or (ii) served on the board of directors of any other company any of whose executive officers served on the Company’s Compensation Committee or its Board.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

Committee Function: The Nominating and Corporate Governance Committee assists the Board with:

•

identifying, screening and reviewing individuals qualified to serve as directors and recommending to the Board candidates for election at the Company’s Annual Meeting of Stockholders and to fill Board vacancies;

•

recommending modifications, as appropriate, to the Company’s policies and procedures for identifying and reviewing Board candidates, including those related to Board candidates submitted for consideration by stockholders;

•

reviewing the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity and other desired qualities;

•	periodically reviewing the size of the Board and recommending any appropriate changes;

•	overseeing the evaluation of the Board and management;

•	recommending changes in director compensation;

•	successor planning; and

•	various governance responsibilities.

2020 Proxy Statement	13

Charter and Meetings. The Nominating and Corporate Governance Committee held one meeting during the last fiscal year and acted by Unanimous Written Consent on one occasion. The Nominating and Corporate Governance Committee meets as frequently as circumstances dictate but not less than once a year. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.seacorholdings.com, under the link chain “Investors - Corporate Governance - Governance Documents.”

Each Nominating and Corporate Governance committee member has been determined by the Board to be “independent” within the meaning of the NYSE listing standards. The current members of the Nominating and Corporate Governance Committee are Messrs. Berz and Papouras (Chair).

Selection of Board Nominees. To fulfill its responsibility to recruit and recommend to the full Board nominees for election as directors, the Nominating and Corporate Governance Committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management to attract candidates with those qualifications.

To identify new director candidates, the Nominating and Corporate Governance Committee seeks advice and names of candidates from its members, other members of the Board, members of management and other public and private sources. The Nominating and Corporate Governance Committee, in formulating its recommendation of candidates to the Board, considers each candidate’s personal qualifications (particularly in light of the Company’s various lines of business) and how such personal qualifications effectively address the then perceived current needs of the Board.

The Nominating and Corporate Governance Committee has the authority to retain a search firm to assist it in these efforts. After the Nominating and Corporate Governance Committee completes its evaluation, it presents its recommendations to the Board for consideration and approval.

The Nominating and Corporate Governance Committee evaluated the director nominees and recommended that the Board nominate each director nominee named above for re-election.

Stockholder Recommendations. The Nominating and Corporate Governance Committee considers director candidates suggested by the Company’s stockholders provided that the recommendations are made in accordance with the procedures required under the Company’s By-Laws for nomination of directors by stockholders and described in this Proxy Statement under the heading “Stockholder Nomination of Directors.” Stockholder nominations that comply with these procedures and meet the criteria outlined above will receive the same consideration that the Nominating and Corporate Governance Committee’s nominees receive. The Company will report any material change to these procedures in an appropriate filing with the Securities and Exchange Commission (the “SEC”) and will make any such changes available promptly on the Investor Relations section of the Company’s website at www.seacorholdings.com.

14	2020 Proxy Statement

BOARD CANDIDATE EVALUATION

The process by which Board candidates are identified and assessed begins with the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is asked to identify, screen and review individuals qualified to serve as directors and ultimately recommend to the Board candidates for election at the Company’s Annual Meeting of Stockholders. After completing its evaluation, the Nominating and Corporate Governance Committee presents its recommendation to the Board for consideration and approval. The Nominating and Corporate Governance Committee, in formulating its recommendation of candidates to the Board (including current directors being considered for re-election), and the Board in its consideration of such candidates, consider each candidate’s personal qualifications (particularly in light of the Company’s various lines of business) and how such personal qualifications effectively address the then perceived current needs of the Board. Appropriate personal qualifications and criteria for Board membership include the following:

•	experience investing in and/or guiding complex businesses as an executive leader or as an investment professional within an industry or area of importance to the Company;

•	proven judgment, competence and/or substantial accomplishments within an industry or area of importance to the Company;

•	prior or current association with institutions noted for their excellence;

•	complementary professional skills and experience addressing the complex issues facing a multifaceted international organization;

•	an understanding of the Company’s businesses and the environment in which the Company operates; and

•	diversity as to business experiences, educational and professional backgrounds, gender, race and ethnicity.

RISK OVERSIGHT

The Company’s business, results of operations, financial condition and cash flows can be adversely affected by risk. The management of risk is central to the success of the Company and requires the involvement of the Board, officers and employees, all of whom are entrusted to develop a balanced and prudent approach to risk.

The Company has developed and implemented operational controls designed to identify and mitigate risk associated with its financial decisions, operations, legal compliance, business development, changing business and economic conditions, cyber-security and information technology systems and initiation of new business lines. The Chief Executive Officer, with the assistance of the Chief Financial Officer, Chief Operating Officer, Chief Legal Officer, Senior Vice Presidents, Business Unit Leaders, other key executives and external legal counsel, is responsible for, among other risk management measures:

•	obtaining appropriate insurance coverage;

•	implementing measures designed to ensure the highest standard of safety for personnel, the environment, information technology systems and property in performing the Company’s operations; and

•	evaluating and identifying risk related to the Company’s capital structure in light of a rigorous assessment of its business activities.

The Board routinely reviews and evaluates its risk profile to ensure that the measures implemented by the Company are adequate to execute and implement the Company’s strategic objectives. Issues related to risk are regularly discussed by the Chief Executive Officer and the other members of the Board both through informal communications, such as e-mail, telephone conference and in-person meetings and during formal Board meetings. The Board receives periodic reports from the Chief Operating Officer, Chief Legal Officer and Business Unit Leaders that include a review of risk management issues unique to each Business Unit. The Chief Operating Officer and/or the Business Unit Leaders also make formal presentations to the Board at least once per year. In addition, the Board meets with a broad group of the Company’s managers at least once a year to permit directors to discuss company matters in a more informal environment than the typical meeting. Several Board members are intimately familiar with the risks associated with the types of assets managed and owned by the Company and routinely engage in dialogue with the Chief Executive Officer and appropriate Business Unit Leaders regarding such risks.

The Audit Committee, together with management, works to respond to recommendations from internal and external auditors and supervisory authorities regarding the Company’s compliance with internal controls and procedures, and other factors that could interfere with the successful implementation of the Company’s strategic plan. The Audit Committee also reviews the adequacy of the Company’s risk management policies and procedures and meets privately with company employees and internal legal counsel to consider recommendations regarding policies related to risk management. In addition, the Chief Operating Officer and Business Unit Leaders work closely with the Chief Legal Officer to facilitate compliance with foreign and domestic laws and regulations. The Chief Legal Officer also reports to the Board on company programs and initiatives that educate employees on these laws, regulations and any updates thereto, and facilitates the Company’s compliance therewith.

The Board believes that management’s procedures, combined with Board and Audit Committee oversight, enable the Company to properly and comprehensively assess risk from both an enterprise-wide and divisional perspective, thereby managing and observing the most substantive risks at each level within the Company.

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CORPORATE GOVERNANCE GUIDELINES AND CODES OF ETHICS

SEACOR has adopted a set of Corporate Governance Guidelines, a Code of Business Conduct and Ethics and a Supplemental Code of Ethics. A copy of each of these documents is available on the Company’s website at www.seacorholdings.com, under the link chain “Investors - Corporate Governance - Governance Documents” and is also available to stockholders in print without charge upon written request to the Company’s Investor Relations Department, 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316, or via e-mail to: InvestorRelations@ckor.com.

SEACOR’s Corporate Governance Guidelines address areas such as director responsibilities and qualifications, director compensation, management succession, board committees and annual self-evaluation. SEACOR’s Code of Business Conduct and Ethics is applicable to its directors, officers and employees and its Supplemental Code of Ethics is applicable to SEACOR’s Executive Chairman, Chief Executive Officer and senior financial officers. SEACOR will disclose future amendments to, or waivers from, certain provisions of its Supplemental Code of Ethics on its website within two business days following the date of such amendment or waiver.

MAJORITY VOTE STANDARD FOR ELECTION OF DIRECTORS

Our By-Laws require each nominee who is a current director to submit an irrevocable resignation as a director, which resignation would become effective upon (1) that person not receiving a majority of the votes cast in favor of his or her election in an uncontested election (i.e., the number of votes “for” such director’s election constitutes less than the number of votes “withheld” with respect to such director’s election) and (2) acceptance by the Board of that resignation in accordance with the policies and procedures adopted by the Board for such purpose. The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, no later than 90 days following certification of the stockholder vote, must determine whether to accept the resignation. The Nominating and Corporate Governance Committee, in making its recommendation, and the Board, in acting on such recommendation, may consider any factors or other information that they determine to be appropriate and relevant.

EXECUTIVE SESSIONS AND THE LEAD INDEPENDENT DIRECTOR

The Company’s independent directors meet at regularly scheduled executive sessions without any members of management present to discuss issues relating to management’s performance and any other issue that may involve a potential conflict of interest with management. Executive sessions are presided over by Mr. Berz as the Lead Independent Director, who is responsible for:

•	chairing executive sessions of Board meetings, which include meetings to evaluate and review the performance of the Chief Executive Officer;

•	acting as chairman for any Board meetings when the Executive Chairman is not present;

•

conferring with the Chief Executive Officer and serving as a liaison between the independent directors (who also have direct and complete access to the Chief Executive Officer) and the Chief Executive Officer as appropriate, including providing them with consolidated feedback from executive sessions of the independent directors;

•	acting on behalf of the Company to communicate corporate governance matters to the Company’s stockholders; and

•	together with the Chairman of the Nominating and Corporate Governance Committee, presiding over the Board’s self-evaluation.

COMMUNICATIONS WITH THE BOARD OR INDEPENDENT DIRECTORS

Stockholders or interested parties who wish to communicate with the Board, its Executive Chairman or Lead Independent Director and/or non-management and independent directors may do so in writing, indicating by title or name to whom correspondence should be directed. Correspondence should be sent to: SEACOR Holdings Inc., Attn: Corporate Secretary, 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316 or by e-mail to corporatesecretary@ckor.com. The non-management and independent directors have established procedures for handling communications from stockholders of the Company and have directed the Corporate Secretary to act as their agent in processing any communications received. All communications that relate to matters that are within the scope of the responsibilities of the Board and its committees will be forwarded to the non-management and independent directors. Communications that relate to matters that are within the responsibility of one of the Board committees will be forwarded to the chairperson of the appropriate committee. Communications that relate to ordinary business matters that are not within the scope of the Board’s responsibilities will be sent to the appropriate executive. Solicitations, junk mail and obviously frivolous or inappropriate communications will not be forwarded, but will be made available to any non-employee director who wishes to review them.

16	2020 Proxy Statement

The Audit Committee has established procedures for (i) the receipt, retention, and treatment of complaints, reports and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports and concerns by employees regarding questionable accounting or auditing matters. These procedures are published on the Company’s website, at www.seacorholdings.com, under the link chain “Investors - Corporate Governance - Governance Documents.” Such complaints, reports or concerns may be communicated to internal legal counsel or the Chairman of the Audit Committee through a toll-free hotline at 1-866-384-4277 or through an internet-based reporting tool provided by EthicsPoint (www.ethicspoint.com), each available on an anonymous and confidential basis. Complaints received are logged by internal legal counsel, communicated to the Chairman of the Audit Committee and investigated, under the supervision of the Audit Committee, by internal legal counsel. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), these procedures prohibit the Company from retaliating against any person who, in good faith, submits an accounting or auditing complaint, report or concern or provides assistance in the investigation or resolution of such matters.

COMPENSATION OF DIRECTORS

Directors who are also officers of the Company receive no remuneration by reason of such directorship and are not compensated for attending meetings of the Board or standing committees thereof. During 2019, non-employee directors were paid an annual retainer of $52,000 and $2,000 for every regular and special Board and Committee meeting they attend via telephone and $4,000 for every regular and special Board and Committee meeting they attend in person.

The SEACOR Holdings Inc. 2014 Share Incentive Plan (the “2014 Plan”) is administered by the Compensation Committee, under which each non-employee director is granted options and shares of restricted Common Stock. Currently, non-employee directors receive annual equity grants consisting of 3,000 options to purchase shares of Common Stock and 500 shares of restricted Common Stock at the Company’s regularly pre-scheduled annual meetings. The 500 shares of restricted Common Stock vest in four equal installments beginning with the date of such annual meeting and on the dates that are three (3), six (6) and nine (9) months thereafter. These grants are made on dates previously established by the Board and the Company does not time the release of non-public information for the purpose of affecting the value of equity awards.

The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date the options were granted. Options are exercisable at any time following the earlier of the first anniversary of, or the next Annual Meeting after, the date of grant, for a period of up to ten years from the date of grant. Subject to the accelerated vesting of options upon a non-employee director’s death or disability, if a non-employee director’s service as a director of the Company is terminated, his or her options that are not then exercisable will terminate. A non-employee director’s options that are vested but not exercised may, subject to certain exceptions, be exercised within one year after the date of termination of service as a director in cases of termination by reason of voluntary retirement, failure of the Company to nominate such director for re-election or failure of such director to be re-elected by stockholders after nomination by the Company, or termination of service as a director by reason of death or disability. If a non-employee director’s service as a director of the Company terminates for any reason, any and all shares of restricted Common Stock will terminate.

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NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

The following table shows the compensation of the Company’s non-employee directors for the year ended December 31, 2019.

Name	Fees earned or paid in cash(4) ($)	Stock Awards(5) ($)	Option Awards(6) ($)	Total ($)
David R. Berz(1)(2)(3)(7)	74,000	21,919	39,210	135,129
Pierre de Demandolx(8)	26,286	5,311	—	31,597
Oivind Lorentzen(3)(9)	78,000	21,919	39,210	139,129
Christopher Papouras (1)(2)(3)(10)	78,000	21,919	39,210	139,129
David M. Schizer(1)(3)(11)	78,000	21,919	39,210	139,129

______________________

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Corporate Governance Committee.
(3)	Member of the Audit Committee.
(4)	Non-employee directors were paid at an annual rate of $52,000 and received $4,000 for every Board and Committee meeting attended in person and $2,000 for each meeting attended by telephone.
(5)

On June 5, 2019, each of the non-employee directors then serving on the Board was granted 500 shares of Common Stock (consistent with the previous year). The dollar amount of stock awards set forth in this column is equal to the grant date fair value of such stock awards calculated in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 without regard to forfeitures for stock-based compensation. Discussion of the policies and assumptions used in the calculation of grant date value are set forth in Notes 1 and 15 of the Consolidated Financial Statements in the Company’s 2019 Annual Report on Form 10-K. The shares of Common Stock are delivered in four equal installments beginning with the date of grant and on the dates that are three (3), six (6) and nine (9) months thereafter.

(6)

On June 5, 2019, each of the non-employee directors then serving on the Board was granted 3,000 options to purchase shares of Common Stock (consistent with the previous year). The dollar amount of option awards set forth in this column is equal to the grant date fair value of such option awards calculated in accordance with FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the compensation cost are set forth in Notes 1 and 15 of the Consolidated Financial Statements in the Company’s 2019 Annual Report on Form 10-K. These options are exercisable at any time following the earlier of the first anniversary of, or the next annual meeting after, the date of grant, provided that such non-employee director continues to serve as a director of the Company on that date, subject to earlier acceleration upon death, disability, voluntary retirement or change in control.

(7)	As of December 31, 2019, Mr. Berz had 24,112 outstanding options to purchase Common Stock, of which 21,112 were exercisable.
(8)

Mr. de Demandolx retired as a director prior to our Annual Meeting of Stockholders in 2019. As of December 31, 2019, Mr. de Demandolx had 24,600 outstanding options to purchase Common Stock, of which 24,600 were exercisable.

(9)	As of December 31, 2019, Mr. Lorentzen had 207,188 outstanding options to purchase Common Stock, of which 204,188 were exercisable.
(10)	As of December 31, 2019, Mr. Papouras had 6,000 outstanding options to purchase Common Stock, of which 3,000 were exercisable.
(11)	As of December 31, 2019, Mr. Schizer had 20,625 outstanding options to purchase Common Stock, of which 17,625 were exercisable.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis and the tables that follow provide information regarding the fiscal 2019 compensation program for our 2019 Named Executive Officers (referred to as the “Named Executive Officers” or “NEOs” throughout this Proxy) who are listed below:

•	Charles Fabrikant, Executive Chairman and Chief Executive Officer (Principal Executive Officer);

•	Bruce Weins, Senior Vice President and Chief Financial Officer (Principal Financial Officer);

•	Eric Fabrikant, Chief Operating Officer; and

•	William C. Long, Executive Vice President, Chief Legal Officer and Corporate Secretary.

CONSIDERATION OF SAY-ON-PAY VOTE RESULTS

At the Company’s 2019 Annual Meeting of Stockholders, a non-binding, advisory vote was taken with respect to the compensation of the Company’s Named Executive Officers. Stockholders expressed substantial support for the compensation of the Company’s Named Executive Officers, with over 97% of the votes cast in favor of the “say-on-pay” advisory resolution approving the Company’s Named Executive Officer compensation. The Compensation Committee considered the results of the 2019 advisory vote and also considered other factors in evaluating the Company’s executive compensation programs as discussed in this Compensation Discussion and Analysis. Ultimately, the Compensation Committee did not make any changes to its 2019 compensation program solely as a result of the 2019 say-on-pay advisory resolution.

CURRENT EXECUTIVE COMPENSATION “BEST PRACTICES”

For 2019, we employed the following executive compensation practices, which we consider to be “best practices”:

•	Annual Review of Base Salaries.

•

Deferred 40% of Annual Bonuses. We continued our practice of deferring payment of 40% of our NEOs’ annual bonuses to subsequent years, with 20% of bonuses earned in respect of 2019 to be paid in the first quarter of 2021 and the remaining 20% to be paid in the first quarter of 2022.

•

Five-Year Vesting of Restricted Stock and Four-Year Vesting of Stock Options. Historically, each executive’s long-term incentive grant is delivered as stock options (priced at four designated quarterly dates throughout the year of grant) and as restricted stock, which has a four-year and five-year vesting period, respectively.

•	Clawback Policy. The Company has a clawback policy applicable to our NEOs’ executive compensation.

•

No Repricing or Replacing Outstanding Stock Options. We have never repriced or replaced any of our outstanding stock options, except for equitable adjustments made in connection with the Spin-Off, as required by the terms of our equity compensation plans.

•

No Tax Gross-ups. We have never provided any tax gross-up payments to NEOs and have no contract or agreement with any NEO that provides for a tax gross-up payment, including those related to change-of-control payments subject to Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended.

•	No Excessive Severance Payments. We do not provide excessive severance payments in the event of an NEO’s termination of employment.

•	No Supplemental Executive Retirement Plans (“SERP”). We do not provide a SERP to our NEOs.

•

Double-Trigger Vesting. Awards under the 2014 Plan contain a so-called “double-trigger” vesting provision, which generally provides that awards will not be accelerated automatically upon a change of control of the Company. Awards under the 2014 Plan will only accelerate in connection with a change of control if (i) an acquiror does not replace or substitute outstanding awards in accordance with the requirements of the 2014 Plan OR (ii) a participant holding the replacement or substitute award is involuntarily terminated within two years following the change of control.

•	Prohibition on Hedging and Pledging By Our NEOs. The Company has adopted policies prohibiting any hedging and pledging of Company securities, as described in greater detail below.

•	No Guaranteed Bonuses. We believe that bonuses should reflect actual Company and individual performance. Therefore, we do not guarantee minimum bonus payments to our NEOs.

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•	No Employment Contracts with NEOs. We do not maintain any employment contracts with our NEOs.

•	No Severance Agreements with NEOs. We do not maintain any pre-committed severance agreements with our NEOs.

•	No Change-of-Control Agreements with NEOs. We do not maintain any individual change-of-control agreements with our NEOs.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

•

The Company seeks to align the interests of its executive officers and key managers with those of its stockholders by granting stock options and awarding restricted stock under an extended vesting schedule of four years and five years, respectively.

•

Using five-year vesting and four-year vesting for restricted stock and stock option awards, respectively, reflects the Company’s expectation that senior executives with influence over the Company’s strategic decisions regard themselves as long-term owners with values consistent with long-term stockholders, which is evident by the significant amount of equity voluntarily held by senior executives long after equity awards have vested.

•

In addition, the Company’s payout of bonuses over three years, with 60% distributed in the first year and 20% distributed in each of the following two years, further demonstrates the Company’s philosophy of rewarding longer-term financial and operating performance while also balancing retention considerations.

SETTING EXECUTIVE COMPENSATION

Compensation Philosophy

The Compensation Committee’s compensation philosophy is that subjective consideration of the different elements described herein is necessary to provide the flexibility to make appropriate compensation decisions without solely relying on the use of formulas or benchmarking. Consequently, the Compensation Committee believes it is in the Company’s and the Stockholders’ best interest to conduct its own research regarding executive compensation, which includes a review of executive compensation at companies with similar business lines to that of the Company and a review of compensation at other entities that compete with the Company to employ executives with skills and specialties similar to those possessed by the Company’s executives.

Oversight of Compensation Programs

The Compensation Committee is responsible for overseeing our senior executive compensation programs. See page 12 of this Proxy Statement for more information on the role and responsibilities of the Compensation Committee.

Use of Compensation Consultants

The Compensation Committee decided not to employ a compensation consultant in determining or recommending the amount or form of officer or director compensation for 2019. Data required by the Compensation Committee was collected by the Company’s legal and finance departments and outside data services, such as Equilar, and reviewed and discussed from time to time at Compensation Committee meetings.

Role of Executive Officers in Compensation Decisions

In evaluating executive compensation, Mr. Charles Fabrikant assists the Compensation Committee in reviewing the performance of his direct reports and their progress in meeting individual goals in relation to their peers, their respective business units and the entire Company. The Compensation Committee typically meets in the latter part of each year or early the following year, and Mr. Charles Fabrikant is invited to certain of those meetings in order to help evaluate and recommend compensation for the Named Executive Officers (other than with respect to his own compensation), taking into account the following factors:

•	the Company’s corporate transactions, financial results and projections;

•	the individual performance of the Company’s executive officers and the overall performance of each business unit; and

•	prevailing conditions in the job market.

The Executive Chairman and Chief Executive Officer does not participate in any decisions with respect to his own compensation.

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Role of the Compensation Committee

In making compensation decisions each year, the Compensation Committee considers the following factors:

•	market comparisons for cash and equity compensation;

•	the executive’s potential for future roles with the Company;

•	the risk of not retaining an individual;

•	total compensation levels before and after the recommended compensation amounts;

•

compensation summaries for each senior executive that total the dollar value of all compensation-related programs, including salary, annual incentive compensation, long-term compensation, deferred compensation and other benefits; and

•	the fact that the Company has not entered into employment contracts and does not provide supplemental retirement benefits or pre-committed severance arrangements.

The Compensation Committee also meets in executive session to consider the above factors for senior executives and to utilize these factors in evaluating Mr. Charles Fabrikant’s proposed compensation and performance. Additional meetings of the Compensation Committee are held as appropriate to review and approve stock option grants and restricted stock awards to newly hired employees or to current employees in connection with promotions within the Company.

Market Information

The Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through Equilar, proxy statements, compensation-related public disclosures, industry trade journals and other sources. There is no one listed company that has a diverse group of businesses and geographic reach, and network of joint ventures that would be comparable to the Company. The companies with obviously similar lines of operating business considered in connection with the Compensation Committee’s compensation analysis include: Kirby Corporation, Overseas Shipholding Group, Inc., Matson Inc. and Great Lakes Dredge & Dock Corporation. The Compensation Committee also considers compensation practices at various investment banking institutions and private equity funds, as it believes the skill sets of its executives overlap with those required by those institutions. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers. It does, however, assess the general competitiveness of proposed compensation levels.

SETTING COMPENSATION IN RELATION TO PERFORMANCE

The Company evaluated and set 2019 executive compensation in the context of the current economic conditions, the Company’s performance and the performance of its key personnel. The Compensation Committee makes compensation decisions with a view toward ensuring that management avoids high-risk strategies and does not focus principally on short-term results. Although the Company has historically utilized performance targets in setting certain bonus and equity awards in accordance with Section 162(m) of the Internal Revenue Code, the Compensation Committee believes reasoned judgment and holistic evaluation, rather than automatic formulas, is an appropriate basis by which to set compensation. The Compensation Committee believes using formulas alone may foster an environment that encourages short-sighted decisions intended to meet formulaic goals rather than work toward long-term benefits or adapt to a changing environment that might be best met by altering strategy during the year or re-prioritizing goals. Consequently, the Compensation Committee constructs its compensation incentives to reward consistent and durable performance in a way that maintains flexibility.

In measuring returns and performance of management, the Compensation Committee weighs, among other factors:

•	stockholder returns on equity on both a before and after-tax basis;

•	operating cash flow for the Company and its business units;

•	returns on operating assets;

•	cash generated relative to cost of replacement;

•	quality of the asset base;

•	results of trading assets;

2020 Proxy Statement	21

•	tax strategies and cash retention;

•	financing activity;

•	degree of risk inherent in the balance sheet;

•	success of corporate strategies, mergers and acquisitions and divestitures; and

•	effective use of finance strategies.

However, the Compensation Committee does not pre-establish performance targets (other than as may be applicable under the Management Incentive Plan (the “MIP”), as described below) for any of the above-mentioned factors or assign a weighting to any of the various factors given the constantly changing nature of a business that is volatile, and the need to adjust priorities and address opportunities as developed during the year. Such opportunities can include raising capital, selling assets, acquiring businesses, and similar variables.

For 2019, the Compensation Committee reviewed the Company’s performance and that of its business segments and compared these results based on the foregoing parameters to those achieved by other companies in similar lines of business to the extent that comparison was possible. The Compensation Committee considered competitive compensation levels and pay practices within industries that hire personnel with the types of leadership, operating, financial and legal skills required to oversee and grow the Company’s business, such as shipping, banking, finance, law, investment management, private equity and logistics. It receives data on pay practices of companies in the shipping business, energy services, finance and leasing, investment management and industrial manufacturing sectors. Due to differences in reporting and accounting practices, levels of balance sheet leverage and quality of asset base, the Compensation Committee does not believe industry performance “benchmarks” are useful or appropriate. Due to differences in corporate strategies and responsibilities of executive officers and key managers, the Compensation Committee and management also believe it is not useful or appropriate to “benchmark” compensation of its officers to those at any single group of other companies.

22	2020 Proxy Statement

ELEMENTS OF COMPENSATION

Overview

Alignment with our executive compensation philosophy is achieved through the executive compensation components for our senior executives, including our Named Executive Officers, outlined below.

Compensation Element	Compensation Objectives and Principles	Relation to Performance	2019 Actions/Results
Base Salary - Fixed annual cash; paid on a semi-monthly basis.

●   Compensate NEOs for services rendered during the year in the form of fixed cash compensation.

●   Base salary levels are set to reflect the NEO’s role and responsibilities, value to the Company, experience and performance, internal equity and market competitiveness.

		Any increases in base salary reflect market positioning, economic conditions and the Compensation Committee’s assessment of Company and individual performance over the prior year.	The salaries for our NEOs are unchanged from 2019 base salaries.
Annual Bonus - Cash, paid 60% in the year following the year earned and 20% in each of the next two subsequent years.	● Reward senior executives, including NEOs, for performance over a one-year period. ● Payment is not guaranteed and levels vary according to Company and individual performance.	Annual bonuses reflect Company and individual performance.	Bonus awards were awarded in response to Company and individual performance.

Long-Term Incentives
(LTI) -

● Stock Options - A portion of each executive’s LTI grant is delivered as Stock Options with a four-year vesting period and priced at four designated quarterly dates throughout the year of grant.

● Restricted Stock - Historically, a portion of each executive’s LTI grant is delivered as Restricted Stock with a five-year vesting period.

●   Align NEOs’ interests with those of the Company’s stockholders and drive long-term value creation.

● Pay for performance, since the value realized upon exercise or vesting of equity-based awards is directly tied to our stock price.

● Reward NEOs for long- term growth.

● Attract, retain and reward NEOs for Company and individual performance.

		Prior-year Company and individual performance are two of several factors the Compensation Committee considers when determining the size of the LTI grants for a given year.	Stock options and restricted stock awards granted during 2019 were generally made consistent with past practice.
Health and Welfare Benefits Eligibility to participate in our broad-based health and welfare plans, e.g., health insurance.	● Identical to benefits provided to all Company employees. ● Attract, retain and motivate.	Not directly related to performance. Reflects competitive pay practice.	No significant actions regarding health and welfare benefits in 2019.
Retirement Plans - Eligibility to participate in our broad-based 401(k) plan for all employees.	● Identical to benefits provided to all Company employees. ● Attract, retain and motivate.	Not directly related to performance. Reflects competitive pay practice.	No significant actions regarding retirement plans in 2019.

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COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

As described in this Compensation Discussion and Analysis, the Compensation Committee did not use a pre-determined formula to determine the Named Executive Officers’ salary, bonus and equity awards for 2019. The Compensation Committee made a subjective determination based upon the factors described below with respect to each Named Executive Officer. Although annual bonus payments under the MIP were subject to the achievement of a pre-established performance goal, the amount ultimately paid was based on a holistic review of these factors. Each of the factors was considered independently and together as a group, such that the final compensation of the Named Executive Officers was not dependent on any one factor or any specific combination of factors. The Compensation Committee believes that the subjective consideration of these different elements provides flexibility to make appropriate compensation decisions.

Below is a summary of certain individual factors, skills and experience applicable to each of our NEOs that the Compensation Committee considered when making its determinations with respect to 2019 compensation.

Charles Fabrikant

In determining the fiscal 2019 compensation for Mr. Fabrikant, the Compensation Committee considered the financial and non-financial factors described earlier in this Compensation Discussion and Analysis, as well as the following additional skills:

•	leadership experience, professional experience, ability to teach and train, communication skills and unique combination of business and legal background;

•	development and growth of diverse business units, the divestiture of which has unlocked significant stockholder value;

•	deal-making and transactional skills, particularly his experience with international business transactions;

•	familiarity with sophisticated capital markets and broad asset classes; and

•	experience in developing interrelated businesses, particularly in the shipping, inland river, offshore and energy industries.

Bruce Weins

In determining Mr. Weins’ compensation for 2019, the Compensation Committee considered the overall performance of the Company and the financial and non-financial factors described earlier in this Compensation Discussion and Analysis. Mr. Weins’ base compensation reflects his skill and experience, including his experience in public reporting and business acquisitions and dispositions, his ability to work productively outside of the United States and participate in the management of various joint ventures, his work with fluctuating exchange rates and his understanding of the macro factors that drive the demand for the business unit’s and joint ventures equipment and services.

Eric Fabrikant

In determining Mr. Fabrikant’s compensation for 2019, the Compensation Committee considered the overall performance of the Company and the financial and non-financial factors described earlier in this Compensation Discussion and Analysis. Mr. Fabrikant’s base compensation reflects his skill and experience, including his ability to work productively outside of the United States and manage joint ventures, his experience in acquisitions, his work with fluctuating exchange rates and his understanding of the macro factors that drive the demand for the business unit’s equipment and services.

William C. Long

In determining Mr. Long’s compensation for 2019, the Compensation Committee considered the overall performance of the Company, financial and non-financial factors described earlier in this Compensation Discussion and Analysis and his leadership of the legal and compliance functions. Mr. Long’s base compensation reflects his skill and experience in operating the legal department of an international public company; his experience with acquisitions; legal, governance and compliance knowledge; business experience; and background in corporate administration acquired during his years with other public companies.

Base Compensation

Base salary levels reflect the experience and skill required for executing the Company’s business strategy and overseeing its day to day operations. The Compensation Committee places an emphasis on the compensation for the Executive Chairman and Chief Executive Officer to ensure it reflects operating performance and strategic direction. Together with the Executive Chairman and Chief Executive Officer, the Compensation Committee also reviewed the compensation of the other Named Executive Officers and certain other senior officers to achieve the correct balance of incentives to appropriately reward and retain the Company’s executives.

24	2020 Proxy Statement

Base salary is established at levels designed to be consistent with professional and market norms based on relevant experience. The Executive Chairman and Chief Executive Officer assesses senior employees on their progress in meeting individual goals in relation to how well their peers and the entire Company perform.

The Compensation Committee considers the following factors in setting base salaries:

•	the Company’s results and projections for the current fiscal year;

•	conditions in the job market;

•	industry conditions and market compensation levels, generally;

•	job performance and risk in not retaining an individual; and

•	potential for future growth roles within the Company.

Base salary levels for senior managers are also set in recognition of the fact that the Company does not have:

•	formal retirement program or pre-committed severance plans;

•	employment agreements or pre-committed bonuses;

•	gross-up provisions; or

•	non-ordinary course benefit plans.

BASE SALARIES

The chart below details the 2019 and 2020 base salaries for our NEOs:

Named Executive Officer	2019 Base Salary	2020 Base Salary
Charles Fabrikant	$460,000	$460,000
Bruce Weins	330,000	330,000
Eric Fabrikant	450,000	450,000
William C. Long	375,000	375,000

Annual Bonus

•

For 2019, our NEOs received their annual bonuses pursuant to the MIP. Pursuant to the MIP, each Named Executive Officer was eligible to receive a maximum bonus payment established for each Named Executive Officer under the MIP, subject to the achievement of an objective, pre-established performance goal. For 2019, this performance goal was met. Under the terms of the MIP, notwithstanding the achievement of the applicable performance criteria, the Compensation Committee retained and, for 2019, exercised its discretion to reduce all awards under the MIP.

•

So long as the applicable performance target established for the MIP has been achieved, but using no formula, the Compensation Committee determined cash and equity bonus awards by considering the Company’s financial performance and that of its business units and investments, taken in context of the overall business environment, and each individual’s contribution to that performance without providing particular weight to any individual factor.

•

The Compensation Committee, in conjunction with the Executive Chairman and Chief Executive Officer, also evaluate the performance of senior managers in achieving specific initiatives, such as executive corporate transactions and financings, improving safety records, controlling costs, increasing output of work and creativity in performing assigned responsibilities.

2020 Proxy Statement	25

•

Bonuses are paid over three years, 60% in the year immediately following the year earned, and 20% in each of the next two subsequent years. Interest is currently paid on the deferred portion of bonus compensation at the rate of approximately 1.5% per annum. This rate is set and approved by the Compensation Committee. The objective is to establish a retention system that links executives to the outcome of their decisions over a period of years.

ANNUAL BONUS

The chart below details the 2019 annual bonuses for our NEOs, as compared to the amounts paid in respect of 2018 annual bonuses:

Named Executive Officer	2019 Annual Bonus	2018 Annual Bonus
Charles Fabrikant	$1,250,000	$2,200,000
Bruce Weins	325,000	300,000
Eric Fabrikant	1,150,000	1,150,000
William C. Long	400,000	375,000

Long-Term Incentives

The Compensation Committee uses equity awards to align the interests of senior employees with the Company’s long-term growth and believes this has proven successful in fostering a sense of ownership in the Company. It is the policy of the Compensation Committee to approve annual equity grants at regularly pre-scheduled meetings. In general, equity grants are made on dates previously established by the Compensation Committee and the Company does not time the release of non-public information for the purpose of affecting the value of equity awards.

Stock Options

•

Stock option awards, in any given year, are made in respect of performance during the calendar year immediately preceding the calendar year in which they are made and are priced in four equal installments during the year in which they are made on dates set by the Compensation Committee (such date for each installment, a “Grant Date”).

•

The Compensation Committee has determined that, by pricing stock options four times per year, the exercise prices would more approximately mirror share price levels during the year and reduce the random nature of pricing once per year. The first date is on or about March 4 and the following three dates are established at three-month intervals.

•

In 2020, the Compensation Committee approved stock option awards based on 2019 performance on March 4, and set subsequent quarterly pricing dates on June 4, September 4 and December 4. The stock options vest ratably over four years beginning on March 4, 2021 and ending on March 4, 2024.

•	The exercise price for each stock option is based on the closing price of the Company’s shares on the applicable Grant Date.

26	2020 Proxy Statement

STOCK OPTIONS

Based on the Compensation Committee’s determination of performance during 2019, in 2020 the Named Executive Officers were granted the following stock options:

	Annual Option	Vesting on March 4 of each year
Named Executive Officer	Grant	2021	2022	2023	2024
Charles Fabrikant	25,000	6,250	6,250	6,250	6,250
Bruce Weins	9,000	2,250	2,250	2,250	2,250
Eric Fabrikant	25,000	6,250	6,250	6,250	6,250
William C. Long	9,000	2,250	2,250	2,250	2,250

Restricted Stock

Based on the Compensation Committee’s determination of performance during 2019, in 2020 the Named Executive Officers were granted the following restricted stock:

RESTRICTED STOCK

	Annual Restricted Stock	Vesting on March 4 of each year
Named Executive Officer	Grant	2021	2022	2023	2024	2025
Charles Fabrikant	25,000	5,000	5,000	5,000	5,000	5,000
Bruce Weins	9,000	1,800	1,800	1,800	1,800	1,800
Eric Fabrikant	24,000	4,800	4,800	4,800	4,800	4,800
William C. Long	9,000	1,800	1,800	1,800	1,800	1,800

The restricted stock awards granted in 2020 vest ratably over five years, beginning on March 4, 2021 and ending on March 4, 2025.

These awards are not reflected in the compensation tables included in this Proxy Statement, because the grants were made in 2020.

Stock Ownership

The Company has no formal policy requiring employees to retain vested restricted stock or options, but it prefers that executive officers maintain ownership and considers executive ownership levels when determining compensation packages.

The Compensation Committee annually reviews grant history and subsequent dispositions of options and restricted stock to determine if awards serve the purpose of building ownership.

Consideration of Risk from Compensation Program

The Compensation Committee considers the impact the compensation program has on the Company’s risk management efforts. The Compensation Committee believes that the Company’s compensation program is structured to provide proper incentives for executives that balance risk and reward appropriately and in accordance with the Company’s risk management philosophy, particularly by having a significant portion of the executives’ compensation vest over a four-to five-year timeline. Compensation distributed over a period of years serves to reinforce the benefit of long-term decision-making and the Compensation Committee’s ability to reward decisions that, although they may have a perceived short-term negative effect, serve the Company’s (and our stockholders’) best interests in the long-term. The Company believes that its current compensation policies and practices are not reasonably likely to have a material adverse effect on the Company and do not encourage excessive risk-taking behavior.

2020 Proxy Statement	27

Deductibility of Executive Compensation – Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code places a limit of $1 million per year on the amount of compensation paid to certain of our executive officers that the Company may deduct for any taxable year. Historically, an exception to this $1 million limitation was available for performance-based compensation that met certain requirements. The Compensation Committee has sought to mitigate the impact of Section 162(m) of the Internal Revenue Code by designing payments under the MIP (for payments made in respect of years prior to 2018) and certain grants under the 2014 Plan with the intent that compensation paid under such plans qualify as performance-based compensation. However, to maintain flexibility in compensating executive officers, the Compensation Committee did not previously limit executive compensation to amounts deductible under Section 162(m) if the Compensation Committee determined that doing so was in the best interests of the Company.

The Tax Cuts and Jobs Act, enacted on December 22, 2017, modified Section 162(m) of the Internal Revenue Code to, among other things, eliminate the performance-based exception to the $1 million deduction limit effective for tax years beginning January 1, 2018. As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be nondeductible, whether or not it is performance-based. The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date. Because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that any existing awards, even if in place on November 2, 2017, will meet the requirements of the transition rule.

The Compensation Committee will continue to review the total expenses attributed to executive compensation, and the accounting and tax treatment of such programs, but also continues to retain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company. Therefore, the Company does not intend to limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) if the Committee determines that doing so is in the best interests of the Company.

Clawback Policy

The Company has adopted a policy whereby it will seek to recoup incentive compensation paid to NEOs in the event the Company is required to publish a restatement to any of its previously published financial statements as a result of: 1) the material noncompliance of the Company with any applicable financial reporting requirement under the U.S. federal securities laws or 2) the fraud, theft, misappropriation, embezzlement or intentional misconduct by an executive. Incentive compensation includes both cash and equity-based compensation awards. The Company’s award agreements under the 2014 Plan provide that awards granted thereunder will be subject to the Company’s clawback policy.

Policy Prohibiting Pledging and Hedging Company Securities

The Company has adopted policies prohibiting any hedging and pledging of Company securities by our directors and employees (including executive officers).

Employment Contracts / Termination of Employment / Change of Control

As mentioned above, the Named Executive Officers do not have employment, pre-determined severance, or individual change-of-control agreements with the Company.

Certain benefit or incentive plans or arrangements do, however, provide for payments to Named Executive Officers upon a termination of employment in connection with a change of control of the Company. No payments become payable to the Named Executive Officers solely as a result of a change of control of the Company.

The information in Table VI below describes and quantifies certain compensation that would become payable under existing plans and arrangements if a Named Executive Officer’s employment had terminated on December 31, 2019, given the Named Executive Officer’s compensation as of such date and, if applicable, based on the Company’s closing stock price on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the Company’s 401(k) savings plan, disability benefits and accrued vacation pay.

All outstanding cash bonus payments, stock options and restricted stock are payable or vest upon the death, disability, qualified retirement, termination without “cause” of the employee, or, only if awards are not replaced or assumed in accordance with the applicable equity-incentive plan, the occurrence of a “change in control” of the Company; however, unvested awards are generally forfeited if the employee is terminated with “cause” or resigns without “good reason.” For these purposes, “disability” generally means disability resulting in the Named Executive Officer being unable to perform his job.

28	2020 Proxy Statement

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference to this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The foregoing report is respectfully submitted by the Compensation Committee.

David R. Berz (Chairman)

Christopher P. Papouras

David M. Schizer

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

2020 Proxy Statement	29

COMPENSATION TABLES

TABLE I - SUMMARY COMPENSATION TABLE (FISCAL YEARS 2019, 2018 AND 2017)

The following table sets forth certain compensation information for the Company’s Named Executive Officers in respect to the fiscal years ended December 31, 2019, 2018 and 2017.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Charles Fabrikant(3)	2019	460,000	1,250,000	1,080,000	334,948	47,750	3,172,698
Executive Chairman and	2018	460,000	2,200,000	1,394,700	293,505	64,316	4,412,521
Chief Executive Officer	2017	700,000	2,200,000	1,939,800	369,576	59,759	5,269,135

Bruce Weins(4)	2019	330,000	325,000	388,800	107,183	15,121	1,166,104
Senior Vice President and	2018	300,000	300,000	209,205	117,402	14,532	941,139
Chief Financial Officer	2017	268,333	230,000	258,640	147,830	12,743	917,546

Eric Fabrikant(5)	2019	450,000	1,150,000	1,036,800	334,948	23,165	2,994,913
Chief Operating Officer	2018	450,000	1,150,000	836,820	293,505	24,187	2,754,512
	2017	450,000	700,000	905,240	369,576	19,472	2,444,288

William C. Long(6)	2019	375,000	400,000	388,800	87,086	16,349	1,267,235
Executive Vice President,	2018	375,000	375,000	278,940	88,051	15,759	1,132,750
Chief Legal Officer and	2017	375,000	230,000	225,700	66,202	12,743	909,645
Corporate Secretary

______________________

(1)

Sixty percent (60%) of the annual bonus is paid at the time of the award and the remaining forty percent (40%) is paid in two equal annual installments approximately one and two years after the date of the grant. Interest is currently paid on the deferred portion of bonus compensation at the rate of approximately 1.5% per annum. Any outstanding balance is payable upon the death, disability, qualified retirement, termination without “cause” of the employee, or the occurrence of a “change-in-control” of the Company; however, the outstanding balance is generally forfeited if the employee is terminated with “cause” or resigns without “good reason.”

(2)

The dollar amount of restricted stock and stock options set forth in these columns reflects the aggregate grant date fair value of restricted stock and option awards made during 2019, 2018 and 2017 in accordance with the FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the grant date fair value are set forth in Notes 1 and 15 of the Consolidated Financial Statements included in our Annual Report on Form 10-K filed on February 28, 2020.

(3)

“All Other Compensation” for Mr. Charles Fabrikant includes $20,464, $35,988 and $31,499 in 2019, 2018 and 2017, respectively, of interest earned on the second and third installments of bonus payments (see FN1), and $8,842, $8,558 and $9,450 in 2019, 2018 and 2017, respectively, of contributions made by the Company to match pre-tax elective deferral contributions (included under Salary) made under the SEACOR Savings Plan, a defined contribution plan established by the Company, effective July 1, 1994, that meets the requirements of Section 401(k) of the Internal Revenue Code. Mr. Charles Fabrikant is permitted to fly on the Company aircraft for business travel when doing so would make the most efficient use of his time and allow him to focus on business-related matters while traveling. From time to time, Mr. Fabrikant’s wife accompanies him on these flights. Because Mr. Charles Fabrikant only flies on the Company aircraft for business and his wife’s occasional travel does not result in any incremental cost to the Company, no amount is shown in the “All Other Compensation” column in connection with this arrangement. In addition, to further enable the efficient use of his time and allow him to focus on business-related matters while he is working from our Ft. Lauderdale office, during 2019, 2018 and 2017 Mr. Fabrikant used the services of a car and driver to transport him between that office and his residence. The Company paid $18,444, $19,770 and $18,810 in 2019, 2018 and 2017, respectively, for these services, which is included in the “All Other Compensation” column above.

(4)

“All Other Compensation” for Mr. Weins includes $5,321, $4,907 and $3,293 in 2019, 2018 and 2017, respectively, of interest earned on the second and third installments of bonus payments (see FN1), and $9,800, $9,625 and $9,450 in 2019, 2018 and 2017, respectively, of contributions made by the Company to match pre-tax elective deferral contributions (included under Salary) made under the SEACOR Savings Plan as described in (3) above.

(5)

“All Other Compensation” for Mr. E. Fabrikant includes $18,827, $18,812 and $10,022 in 2019, 2018 and 2017, respectively, of interest earned on the second and third installments of bonus payments (see FN1), and $4,338, $5,375 and $9,450 in 2019, 2018 and 2017, respectively, of contributions made by the Company to match pre-tax elective deferral contributions (included under Salary) made under the SEACOR Savings Plan as described in (3) above.

(6)

“All Other Compensation” for Mr. Long includes $6,549, $6,134 and $3,293 in 2019, 2018 and 2017, respectively, of interest earned on the second and third installments of bonus payments (see FN1), and $9,800, $9,625 and $9,450 in 2019, 2018 and 2017, respectively, of contributions made by the Company to match pre-tax elective deferral contributions (included under Salary) made under the SEACOR Savings Plan as described in (3) above.

30	2020 Proxy Statement

TABLE II - GRANTS OF PLAN–BASED AWARDS (FISCAL YEAR 2019)

The following table sets forth certain information with respect to grants of share plan-based awards during the year ended December 31, 2019, to each of the Named Executive Officers.

Name	Approval Date	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units(1)(2) (#)	All Other Option Awards: Number of Securities Underlying Options(3)(4) (#)	Exercise or Base Price of Option Awards ($)	Market Price on Grant Date ($)	Grant Date Fair Value of Stock and Option Awards(5) ($)
Charles Fabrikant	3/4/2019	3/4/2019	25,000			43.20	1,080,000
Executive Chairman and	3/4/2019	3/4/2019		6,250	43.20	43.20	84,685
Chief Executive Officer	3/4/2019	6/4/2019		6,250	43.06	43.06	82,466
	3/4/2019	9/4/2019		6,250	47.20	47.20	87,361
	3/4/2019	12/4/2019		6,250	41.91	41.91	80,436

Bruce Weins	3/4/2019	3/4/2019	9,000			43.20	388,800
Senior Vice President	3/4/2019	3/4/2019		2,000	43.20	43.20	27,099
and Chief Financial	3/4/2019	6/4/2019		2,000	43.06	43.06	26,389
Officer	3/4/2019	9/4/2019		2,000	47.20	47.20	27,956
	3/4/2019	12/4/2019		2,000	41.91	41.91	25,739

Eric Fabrikant	3/4/2019	3/4/2019	24,000			43.20	1,036,800
Chief Operating Officer	3/4/2019	3/4/2019		6,250	43.20	43.20	84,685
	3/4/2019	6/4/2019		6,250	43.06	43.06	82,466
	3/4/2019	9/4/2019		6,250	47.20	47.20	87,361
	3/4/2019	12/4/2019		6,250	41.91	41.91	80,436

William C. Long	3/4/2019	3/4/2019	9,000			43.20	388,800
Executive Vice President,	3/4/2019	3/4/2019		1,625	43.20	43.20	22,018
Chief Legal Officer and	3/4/2019	6/4/2019		1,625	43.06	43.06	21,441
Corporate Secretary	3/4/2019	9/4/2019		1,625	47.20	47.20	22,714
	3/4/2019	12/4/2019		1,625	41.91	41.91	20,913

______________________

(1)

The amounts set forth in this column reflect the number of shares of restricted stock granted in 2019. These awards vest in five equal annual installments commencing approximately one year after the date of the award. Restricted stock awards vest immediately upon the death, disability, qualified retirement, termination of the employee by the Company “without cause,” or, if such awards are not replaced or assumed in accordance with the 2014 Plan, upon the occurrence of a “change-in-control” of the Company.

(2)

Excludes restricted stock granted in 2020 with respect to 2019 compensation as follows: Mr. Fabrikant – 25,000 shares; Mr. Weins – 9,000 shares; Mr. E. Fabrikant – 24,000 shares; and Mr. Long – 9,000 shares. These awards were made in respect of 2019 performance.

(3)

Options granted are exercisable in 25% annual increments beginning on March 4, 2020. The options are priced in four equal installments over a one-year period, with the first such installment being priced on the date of grant at an exercise price equal to the market price on that date and the remaining installments being priced quarterly thereafter at a price equal to the closing market price of Common Stock on the date of the pricing. Options not yet exercisable become immediately exercisable upon the death, disability, qualified retirement, termination of the employee by the Company “without cause,” or, if such awards are not replaced or assumed in accordance with the 2014 Plan, the occurrence of a “change-in-control” of the Company.

(4)

Excludes stock options granted on March 4, 2020, with respect to 2019 compensation as follows: Mr. Fabrikant – 25,000 shares; Mr. Weins – 9,000 shares; Mr. E. Fabrikant – 25,000 shares; and Mr. Long – 9,000 shares. One-fourth of such options are exercisable at $32.65 and the exercise price of the remainder will be determined based on the closing market price of Common Stock at each of June 4, 2020, September 4, 2020 and December 4, 2020. These awards were made in respect of 2019 performance.

(5)

The dollar amount of restricted stock and stock options set forth in this column reflects the aggregate grant date fair value of restricted stock and option awards in accordance with the FASB ASC Topic 718 without regard to forfeitures. Discussion of the policies and assumptions used in the calculation of the grant date fair value are set forth in Notes 1 and 15 of the Consolidated Financial Statements in the Company’s 2019 Annual Report on Form 10-K.

2020 Proxy Statement	31

TABLE III - OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END (2019)

The following table sets forth certain information with respect to outstanding equity awards at December 31, 2019, held by the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(2) ($)
Charles Fabrikant	14,983	—		44.99	3/4/2021	11,000	(3)	474,650
Executive Chairman and	14,983	—		44.28	3/4/2021	11,000	(4)	474,650
Chief Executive Officer	14,983	—		38.26	3/4/2021	11,000	(5)	474,650
	14,983	—		39.68	3/4/2021	11,000	(6)	474,650
	7,491	—		44.97	3/2/2022	5,000	(7)	215,750
	7,491	—		38.53	3/2/2022
	7,491	—		39.36	3/2/2022
	7,491	—		41.23	3/2/2022
	11,625	—		42.23	3/4/2023
	11,625	—		48.26	3/4/2023
	11,625	—		52.89	3/4/2023
	11,625	—		57.67	3/4/2023
	11,625	—		55.85	3/6/2024
	11,625	—		50.37	3/6/2024
	11,625	—		50.01	3/6/2024
	11,625	—		45.28	3/6/2024
	9,300	2,325	(8)	44.87	3/4/2025
	9,300	2,325	(8)	43.24	3/4/2025
	9,300	2,325	(8)	38.57	3/4/2025
	9,300	2,325	(8)	34.14	3/4/2025
	11,625	7,751	(9)	31.05	3/4/2026
	11,625	7,751	(9)	35.10	3/4/2026
	11,625	7,751	(9)	36.24	3/4/2026
	11,625	7,751	(9)	39.18	3/4/2026
	3,875	3,875	(9)	39.97	4/5/2027
	3,875	3,875	(9)	35.68	4/5/2027
	3,875	3,875	(9)	37.63	4/5/2027
	3,875	3,875	(9)	47.10	4/5/2027
	1,250	3,750	(10)	46.49	3/6/2028
	1,250	3,750	(10)	52.88	3/6/2028
	1,250	3,750	(10)	51.02	3/6/2028
	1,250	3,750	(10)	40.64	3/6/2028
	—	6,250	(11)	43.20	3/4/2029
	—	6,250	(11)	43.06	3/4/2029
	—	6,250	(11)	47.20	3/4/2029
	—	6,250	(11)	41.91	3/4/2029

32	2020 Proxy Statement

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(2) ($)
Bruce Weins	1,240	—		48.26	3/4/2023	2,700	(3)	116,505
Senior Vice President and	1,550	—		52.89	3/4/2023	2,700	(4)	116,505
Chief Financial Officer	1,550	—		57.67	3/4/2023	2,700	(5)	116,505
	1,705	—		55.85	3/6/2024	2,700	(6)	116,505
	1,705	—		50.37	3/6/2024	1,800	(7)	77,670
	1,705	—		50.01	3/6/2024
	1,705	—		45.28	3/6/2024
	1,394	349	(8)	44.87	3/4/2025
	1,394	349	(8)	43.24	3/4/2025
	1,394	349	(8)	38.57	3/4/2025
	1,394	349	(8)	34.14	3/4/2025
	1,395	930	(9)	31.05	3/4/2026
	1,395	930	(9)	35.10	3/4/2026
	1,395	930	(9)	36.24	3/4/2026
	1,395	930	(9)	39.18	3/4/2026
	1,550	1,550	(9)	39.97	4/5/2027
	1,550	1,550	(9)	35.68	4/5/2027
	1,550	1,550	(9)	37.63	4/5/2027
	1,550	1,550	(9)	47.10	4/5/2027
	500	1,500	(10)	46.49	3/6/2028
	500	1,500	(10)	52.88	3/6/2028
	500	1,500	(10)	51.02	3/6/2028
	500	1,500	(10)	40.64	3/6/2028
	—	2,000	(11)	43.20	3/4/2029
	—	2,000	(11)	43.06	3/4/2029
	—	2,000	(11)	47.20	3/4/2029
	—	2,000	(11)	41.91	3/4/2029

2020 Proxy Statement	33

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Option s (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(2) ($)
Eric Fabrikant	1,746	—		44.99	3/4/2021	8,400	(3)	362,460
Chief Operating Officer	1,746	—		44.28	3/4/2021	8,400	(4)	362,460
	1,746	—		38.26	3/4/2021	8,400	(5)	362,460
	1,746	—		39.68	3/4/2021	8,400	(6)	362,460
	1,996	—		44.98	3/2/2022	4,800	(7)	207,120
	1,996	—		38.53	3/2/2022
	1,996	—		39.36	3/2/2022
	1,996	—		41.23	3/2/2022
	2,325	—		42.23	3/4/2023
	2,325	—		48.26	3/4/2023
	2,325	—		52.89	3/4/2023
	2,325	—		57.67	3/4/2023
	2,325	—		55.85	3/6/2024
	2,325	—		50.37	3/6/2024
	2,325	—		50.01	3/6/2024
	2,325	—		45.28	3/6/2024
	3,100	775	(8)	44.87	3/4/2025
	3,100	775	(8)	43.24	3/4/2025
	3,100	775	(8)	38.57	3/4/2025
	3,100	775	(8)	34.14	3/4/2025
	4,650	3,100	(9)	31.05	3/4/2026
	4,650	3,100	(9)	35.10	3/4/2026
	4,650	3,100	(9)	36.24	3/4/2026
	4,650	3,100	(9)	39.18	3/4/2026
	3,875	3,875	(9)	39.97	4/5/2027
	3,875	3,875	(9)	35.68	4/5/2027
	3,875	3,875	(9)	37.63	4/5/2027
	3,875	3,875	(9)	47.10	4/5/2027
	1,250	3,750	(10)	46.49	3/6/2028
	1,250	3,750	(10)	52.88	3/6/2028
	1,250	3,750	(10)	51.02	3/6/2028
	1,250	3,750	(10)	40.64	3/6/2028
	—	6,250	(11)	43.20	3/4/2029
	—	6,250	(11)	43.06	3/4/2029
	—	6,250	(11)	47.20	3/4/2029
	—	6,250	(11)	41.91	3/4/2029

34	2020 Proxy Statement

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested(2) ($)
William C. Long	619	414	(9)	35.10	3/4/2026	3,000	(3)	129,450
Executive Vice President,	618	414	(9)	36.24	3/4/2026	3,000	(4)	129,450
Chief Legal Officer and	619	414	(9)	39.18	3/4/2026	3,000	(5)	129,450
Corporate Secretary	387	388	(9)	39.97	4/5/2027	3,000	(6)	129,450
	387	388	(9)	35.68	4/5/2027	1,800	(7)	77,670
	387	388	(9)	37.63	4/5/2027
	500	500	(9)	48.08	4/5/2027
	887	888	(9)	47.10	4/5/2027
	375	1,125	(10)	46.49	3/6/2028
	375	1,125	(10)	52.88	3/6/2028
	375	1,125	(10)	51.02	3/6/2028
	375	1,125	(10)	40.64	3/6/2028
	—	1,625	(11)	43.20	3/4/2029
	—	1,625	(11)	43.06	3/4/2029
	—	1,625	(11)	47.20	3/4/2029
	—	1,625	(11)	41.91	3/4/2029

______________________

(1)	Options vest incrementally at a rate of one-fifth per year for options granted prior to December 31, 2016 and one-fourth per year for options granted after January 1, 2017.
(2)	The amounts set forth in this column equal the number of shares of restricted stock indicated multiplied by the closing price of the Company's common stock on December 31, 2019, which was $43.15.
(3)	These shares vested on March 4, 2020.
(4)	These shares will vest on March 4, 2021, assuming continued employment or directorship with the Company.
(5)	These shares will vest on March 4, 2022, assuming continued employment or directorship with the Company.
(6)	These shares will vest on March 4, 2023, assuming continued employment or directorship with the Company.
(7)	These shares will vest on March 4, 2024, assuming continued employment or directorship with the Company.
(8)	These options vested on March 4, 2020.
(9)	These options vest in substantially equal proportions on March 4 of 2020 and 2021, assuming continued employment or directorship with the Company.
(10)	These options vest in substantially equal proportions on March 4 of 2020, 2021 and 2022, assuming continued employment or directorship with the Company.
(11)	These options vest in substantially equal proportions on March 4 of 2020, 2021, 2022 and 2023, assuming continued employment or directorship with the Company.

2020 Proxy Statement	35

TABLE IV - OPTION EXERCISES AND STOCK VESTED (FISCAL YEAR 2019)

The following table sets forth certain information with respect to the number of options that the Named Executive Officers exercised in 2019 and the value realized from the vesting of restricted stock awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Charles Fabrikant	59,932	985,440	6,000	259,200
Executive Chairman and Chief Executive Officer
Bruce Weins	—	—	900	38,880
Senior Vice President and Chief Financial Officer
Eric Fabrikant	6,984	135,501	3,600	155,520
Chief Operating Officer
William C. Long	—	—	1,200	51,840
Executive Vice President, Chief Legal Officer and Corporate Secretary

_______ ______________

(1)	The value realized on the exercise of stock options is based on the difference between the exercise price and the market price on the date of exercise.
(2)	The value realized on vesting is determined by multiplying the number of shares vesting by the market price at the close of business on the date of vesting.

36	2020 Proxy Statement

TABLE V - NON-QUALIFIED DEFERRED COMPENSATION (FISCAL YEAR 2019)

A non-qualified deferred compensation plan (the “Deferred Compensation Plan”) was established by the Company in 2005 and provides non-employee directors and a select group of highly compensated employees (including the Named Executive Officers) the ability to defer receipt of up to 75% of their cash base salary and up to 100% of their cash bonus for each fiscal year. Each participant’s compensation deferrals are credited to a bookkeeping account and, subject to certain restrictions, each participant may elect to have their cash deferrals in such account indexed against one or more investment options, solely for purposes of determining amounts payable for earnings or losses under the Deferred Compensation Plan (the Company is not obligated to actually invest any deferred amounts in the selected investment options). Participants may receive a distribution of deferred amounts, plus any earnings thereon (or less any losses), on a date specified by the participant or, if earlier, upon a separation from service or upon a change of control. All distributions to participants following a separation from service must be in the form of a lump sum, except if such separation qualifies as “retirement” under the terms of the Deferred Compensation Plan, in which case it may be paid in installments if previously elected by the participant. Distributions to “Key Employees” upon a separation from service (other than due to death) will not commence until at least six months after the separation from service. Participants are always 100% vested in the amounts that they contribute to their Deferred Compensation Plan accounts. The Company, at its option, may contribute amounts to participants’ accounts, which may be subject to vesting requirements.

The following table sets forth for the Named Executive Officers certain information as of December 31, 2019, and for the year then ended with respect to the Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
Charles Fabrikant	—	—	—	—	—
Executive Chairman and Chief Executive Officer
Bruce Weins	—	—	6,173	—	27,388
Senior Vice President and Chief Financial Officer
Eric Fabrikant	—	—	—	—	—
Chief Operating Officer
William C. Long	—	—	—	—	—
Executive Vice President, Chief Legal Officer and Corporate Secretary

2020 Proxy Statement	37

TABLE VI - POTENTIAL PAYMENTS UPON DEATH, DISABILITY, QUALIFIED RETIREMENT, TERMINATION WITHOUT CAUSE OR A CHANGE OF CONTROL

The following table sets forth cash bonus payments and the acceleration of stock options and restricted stock upon the death, disability, qualified retirement, termination without “cause” of the employee, or, assuming the outstanding awards are not assumed or replaced in accordance with the 2014 Plan, the occurrence of a “change-in-control”, in each case, as of December 31, 2019.

Name	Bonus Awards(1) ($)	Option Awards(2) ($)	Stock Awards(3) ($)	Total ($)
Charles Fabrikant	2,655,601	352,494	2,114,350	5,122,445
Executive Chairman and Chief Executive Officer
Bruce Weins	504,276	65,089	543,690	1,113,055
Senior Vice President and Chief Financial Officer
Eric Fabrikant	1,796,920	187,109	1,656,960	3,640,989
Chief Operating Officer
William C. Long	611,732	19,096	595,470	1,226,298
Executive Vice President, Chief Legal Officer and Corporate Secretary

______________________

(1)

As described in footnote 1 to Table I, sixty percent (60%) of a bonus is paid at the time of the award and the remaining forty percent (40%) is paid in two equal annual installments approximately one and two years after the date of the award. The amount in this table represents the total of all remaining annual installments and any accrued interest yet to be paid as of December 31, 2019.

(2)

The dollar amount in this column reflects the accumulated value based on the difference between the strike prices and the closing price of the Common Stock on December 31, 2019, which was $43.15, for unvested options that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or, assuming the awards are not replaced or assumed in accordance with the applicable equity compensation plan, the occurrence of a “change in control.” Unvested options to purchase Common Stock with strike prices greater than $43.15 were excluded.

(3)

The dollar amount in this column reflects the closing price of the Common Stock on December 31, 2019, which was $43.15, for unvested shares that would accelerate upon the death, disability, qualified retirement or termination without “cause” of the employee, or assuming the outstanding awards are not assumed or replaced in accordance with the 2014 Plan, the occurrence of a “change in control.”

38	2020 Proxy Statement

CEO PAY RATIO DISCLOSURE

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees to the annual total compensation of our CEO, Mr. Fabrikant.

Based on an internal review of our employee population and 2019 compensation arrangements, we do not believe that there have been any changes in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change to our pay ratio calculation from 2018. Further, the original median employee identified in 2017 remains employed in substantially the same role and at the same location as last year. Because there have not been any changes in our employee population or employee compensation arrangements that we reasonably believe would significantly affect this year’s pay ratio, the applicable SEC rules permit us to use the same median employee identified last year in order to calculate this year’s pay ratio.

For purposes of calculating the pay ratio in respect of 2017, we determined that, as of October 31, 2017, our employee population consisted of 1,888 individuals, not including our CEO. As of such date, less than 10% of our employee population was located outside the U.S. Under the de minimis exception provided for under the applicable SEC rules, we excluded 58 employees from Columbia, representing approximately 3% of our total employee population. After excluding these individuals, our employee population for purposes of identifying the median employee consisted of approximately 1,830 individuals.

To identify the median employee for 2017, we reviewed the regular wages (for non-salaried employees) and annual base salary (for salaried employees) for each employee included in the population as reflected in a single pay period and annualized those amounts for each employee based on the number of hours worked during 2017. We did not apply any cost of living adjustments.

For purposes of calculating the median employee’s annual total compensation for 2019 for purposes of calculating the 2019 CEO pay ratio, we calculated all of the elements of such employee’s compensation for the 2019 fiscal year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in an estimated annual total compensation of $54,648. To calculate the annual total compensation of Mr. Fabrikant, we used the amount reported in the “Total” column of the 2019 Summary Compensation Table included in this proxy statement, which was $3,172,698, resulting in a ratio of the annual total compensation of our CEO to the median of the annual total compensation of our employees of 58 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K.

To help understand this disclosure, we think it is important to give context to our operations. A significant portion of our workforce is made up of individuals who work as crew members on our vessels and provide services to us under collective bargaining agreements pursuant to which they may also provide services to vessels owned by other companies or operators. A number of these individuals provide services on vessels that operate outside of the United States in areas where wages may not be comparable to wages paid to workers who provide services on U.S.-based vessels. In addition, a significant number of individuals employed by Witt O'Brien's, a consolidated subsidiary of ours, provide crisis and emergency management and response services resulting in fluctuations in the number of hours worked or employees needed during a given year. Due to our global footprint and lack of continuity in workforce, the compensation profile of our employee population reported in this pay ratio disclosure may not be completely reflective of the level of compensation paid to our workers.

Because the SEC rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have headquarters in different countries, have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

2020 Proxy Statement	39

AUDIT COMMITTEE REPORT

In connection with the Company’s consolidated financial statements for the year ended December 31, 2019, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•

discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP, the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees; and

•

received the written disclosures and the letter from Grant Thornton LLP as required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with Grant Thornton LLP that firm’s independence.

Based on the review and discussions with the Company’s management and the independent registered public accounting firm, as set forth above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

The foregoing report is respectfully submitted by the Audit Committee.

Oivind Lorentzen (Chairman)

David Berz

Christopher Papouras

David M. Schizer

The foregoing report shall not be deemed incorporated by reference by any general statement or reference to this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under those Acts.

40	2020 Proxy Statement

RELATED PARTY TRANSACTIONS

RELATED PARTY TRANSACTIONS POLICY

The Company has established a written policy for the review and approval or ratification of transactions with Related Parties (the “Related Party Transactions Policy”) to assist it in reviewing transactions in excess of $120,000 (“Transactions”) involving the Company and its subsidiaries and Related Persons (as defined below).

The Related Party Transactions Policy supplements the Company’s other conflict of interest policies set forth in the Company’s Corporate Governance Guidelines, its Code of Business Conduct and Ethics and its other internal procedures. A summary description of the Related Party Transactions Policy is set forth below.

For purposes of the Related Party Transactions Policy, a “Related Person” includes the Company’s directors, director nominees and executive officers since the beginning of the Company’s last fiscal year, beneficial owners of 10% or more of any class of the Company’s voting securities and members of the Immediate Family of any of the foregoing (as defined in the Policy), as well as the Company’s affiliates, investees, trusts for the benefit of employees and other parties with which the Company may deal if one party can control or significantly influence the management or operating policies of the Company.

The Related Party Transactions Policy provides that Transactions since the beginning of the last fiscal year must be approved or ratified by the Board. The Board has delegated to the Audit Committee the review and, when appropriate, approval or ratification of Transactions. Upon the presentation of a proposed Transaction, the Related Party is excused from participation and voting on the matter. In approving, ratifying or rejecting a Transaction, the Audit Committee will consider such information as it deems important to conclude if the transaction is fair and reasonable to the Company.

Whether a Related Person’s interest in a Transaction is material or not will depend on all facts and circumstances, including whether a reasonable investor would consider the Related Party’s interest in the Transaction important, together with all other available information, in deciding whether to buy, sell or hold the Company’s securities. In administering this policy, the Board or the relevant committee will be entitled (but not required) to rely upon such determinations of materiality by company management.

The following factors are taken into consideration in determining whether to approve or ratify a Transaction with a Related Party:

•	the Related Party’s relationship to the Company and interest in the Transaction;

•	the material facts of the Transaction, including the proposed aggregate value of such Transaction;

•	the materiality of the Transaction to the Related Party and the Company, including the dollar value of the Transaction, without regard to profit or loss;

•	the business purpose for and reasonableness of the Transaction, taken in the context of the alternatives available to the Company for attaining the purposes of the Transaction;

•	whether the Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•	whether the Transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of the Company’s business;

•	required public disclosures; and

•

the effect of the Transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

The following arrangements will not generally give rise to Transactions with a Related Person for purposes of the Related Party Transactions Policy given their nature, size and/or degree of significance to the Company:

•

use of property, equipment or other assets owned or provided by the Company, including aircraft, vehicles, housing and computer or telephonic equipment, by a Related Person primarily for Company business purposes where the value of any personal use during the course of a year is less than $10,000;

2020 Proxy Statement	41

•

reimbursement of business expenses incurred by a director or executive officer of the Company in the performance of his or her duties and approved for reimbursement by the Company in accordance with the Company’s customary policies and practices;

•	compensation arrangements for non-employee directors for their services that have been approved by the Board or a committee thereof;

•

compensation arrangements, including base pay and bonuses (whether in the form of cash or equity awards), for employees or consultants (other than a director or nominee for election as a director) for their services that have been approved by the Compensation Committee and employee benefits regularly provided under plans and programs generally available to employees; however, personal benefits from the use of company-owned or company-provided assets, including, but not limited to, personal use of company-owned or company-provided aircraft and housing, not used primarily for company business purposes may give rise to a Transaction with a Related Person;

•

a transaction where the rates or charges involved are determined by competitive bids or involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

•	a transaction involving services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company manages barge pools as part of its Inland Services segment. Pursuant to the pooling agreements, operating revenues and expenses of participating barges are combined and the net results are allocated on a pro-rata basis based on the number of barge days contributed by each participant. Companies controlled by Mr. Charles Fabrikant, the Executive Chairman and Chief Executive Officer of the Company, and trusts for the benefit of Mr. Fabrikant’s children, including Eric Fabrikant, the Chief Operating Officer, own barges that participate in the barge pools managed by the Company. Mr. Charles Fabrikant and his affiliates were participants in these barge pools prior to the acquisition of SCF Marine Inc., the Company’s subsidiary that manages these barge pools, by the Company in 2000. In the years ended December 31, 2019, 2018 and 2017, Mr. Charles Fabrikant and his affiliates earned $0.5 million, $0.9 million and $0.6 million, respectively, of net barge pool results (after payment of $0.1 million, $0.1 million and $0.1 million, respectively, in management fees to the Company). As of December 31, 2019 and 2018, the Company owed Mr. Charles Fabrikant and his affiliates $0.5 million and $0.5 million, respectively, for undistributed net barge pool results. Mr. Charles Fabrikant and his affiliates participate in the barge pools on the same terms and conditions as other pool participants who are unrelated to the Company.

Mr. Fabrikant serves as the Non-Executive Chairman of the Board of the Company’s former offshore marine services division, SEACOR Marine Holdings Inc. (“SEACOR Marine”), an operator of offshore support vessels primarily servicing major integrated national and international oil companies, large independent oil and gas exploration and production companies and emerging independent companies. The Company has provided certain transition services to SEACOR Marine related to the Spin-off and the total amount earned from these transition services during the years ended December 31, 2019, 2018 and 2017 was $0.6 million, $4.6 million and $3.5 million, respectively.

42	2020 Proxy Statement

PROPOSAL NO. 2 - ADVISORY VOTE TO APPROVE NAMED EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing our stockholders with an advisory vote on executive compensation. This advisory vote, commonly known as a “say-on-pay” vote, is a non-binding vote on the compensation paid to our Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, in the “Compensation Discussion and Analysis” in this Proxy Statement.

At the Company’s 2017 Annual Meeting, our stockholders voted to conduct a say-on-pay advisory vote on compensation on an annual basis. Although this stockholder advisory vote on the frequency of the advisory vote to approve the compensation of our Named Executive Officers, commonly known as a “say-when-on-pay” vote, was non-binding, the Board adopted the stockholders’ position and determined to submit a say-on-pay vote to our stockholders on an annual basis until the next say-when-on-pay vote, which, in accordance with applicable law, will occur no later than our annual meeting of stockholders in 2023. This say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the policies and procedures described in this Proxy Statement. Following the 2020 Annual Meeting, the next say-on-pay vote will be held at the 2021 Annual Meeting.

We believe that the Company’s executive compensation programs have been effectively tailored to recruit and retain senior executives capable of executing the Company’s business strategies, overseeing its liquid assets and its various operations and appropriately aligning pay with contributions to, and leadership in, executing the Company’s business strategies.

The Board invites you to review carefully the Compensation Discussion and Analysis beginning on page 19 and the tabular and other disclosures on executive compensation beginning on page 30. Based upon that review, the Board recommends that the stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement. Accordingly, the Board asks the stockholders to vote “FOR” the following resolution at the Annual Meeting, which gives you the opportunity to endorse or not endorse our compensation program for the Named Executive Officers as described in this Proxy Statement by voting for or against the following resolution:

“RESOLVED, that the compensation paid to the Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth therein, is hereby approved on an advisory basis.”

This say-on-pay vote is non-binding, meaning that the Board will not be obligated to take any compensation actions, or to adjust the Company’s executive compensation programs or policies, as a result of the vote. Notwithstanding the advisory nature of the vote, the resolution will be considered passed with the affirmative vote of the holders of a majority in voting power of the shares entitled to vote present (virtually or by proxy) at the Annual Meeting. Although this say-on-pay vote is non-binding, the Board and the Compensation Committee will carefully review the results of the vote. The Compensation Committee will consider our stockholders’ concerns and take them into account when designing future executive compensation programs.

The proxy holders named on the accompanying proxy card will vote in favor of the advisory “say-on-pay” vote unless a stockholder directs otherwise.

Voting. The affirmative vote of the holders of a majority in voting power of shares entitled to vote present (virtually or by proxy) at the Annual Meeting is required to approve the compensation paid by the Company to the Named Executive Officers as described in this Proxy Statement.

The Board unanimously recommends a vote FOR the approval on a non-binding, advisory basis, of the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

2020 Proxy Statement	43

PROPOSAL NO. 3 – APPROVAL OF AMENDMENT NO. 1 TO the SEACOR Holdings Inc. 2014 Share Incentive Plan

We currently have one active equity incentive plan, the SEACOR Holdings Inc. 2014 Share Incentive Plan (the “2014 Plan”). On April 22, 2020, the Board approved an amendment to the 2014 Plan (“Amendment No. 1”), subject to the approval of our stockholders, in order to increase the number of shares available under the 2014 Plan and extend the expiration date of the 2014 Plan to ten years from the date on which Amendment No. 1 is approved by the Board (i.e., until April 21, 2030). In the event that our stockholders do not approve Amendment No. 1, the 2014 Plan will remain in effect, but there will not be sufficient share capacity available under the 2014 Plan to meet the Company’s compensatory needs in the immediate future.

Why We Believe You Should Vote for this Item

We believe our future success depends in part on our ability to attract, motivate and retain high quality employees, directors and consultants and that the ability to provide equity-based and/or incentive-based awards under the 2014 Plan is critical to achieving this success. We would be at a significant competitive disadvantage if we could not use stock-based awards to recruit and compensate these individuals. If we are unable to use stock-based awards to compensate our key individuals, we will be compelled to use cash compensation, which would increase our cash compensation expense and use cash that would be better utilized if reinvested in our businesses or returned to our stockholders.

The use of our stock as part of our compensation program is also important to our continued success because we believe it fosters a pay-for-performance culture that is an important element of our overall compensation philosophy. Equity compensation aligns the compensation interests of our directors, employees and consultants with the investment interests of our stockholders and promotes a focus on long-term value creation because our equity compensation awards can be subject to vesting and/or performance criteria.

The 2014 Plan permits the granting of (i) stock options, including incentive stock options (or ISOs) entitling the optionee to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) stock appreciation rights (“SARs”), (iii) restricted stock, (iv) restricted stock units (“RSUs”), (iv) performance awards, and (v) other awards valued in whole or in part by reference to or otherwise based on our common stock (“Other Stock-Based Awards”). Each type of award is described below under “Types of Awards Under the Plan.” Each of the awards will be evidenced by an award document setting forth the applicable terms and conditions.

We believe that we have demonstrated a commitment to sound equity compensation practices in recent years. We recognize that equity compensation awards dilute stockholder equity, so we have carefully managed our equity incentive compensation. Our equity compensation practices are intended to be competitive and consistent with market practices, and we believe our historical share usage has been responsible and mindful of stockholder interests, as described above. Some of the key features of the 2014 Plan that reflect our commitment to effective management of equity and incentive compensation are set forth below.

Equity Compensation Information

If Amendment No. 1 is approved, 900,000 new shares, plus any shares remaining available under the 2014 Plan as of the date of stockholder approval of Amendment No. 1, will be available for grant under the 2014 Plan. Shares that again become available for awards under the 2014 Plan pursuant to the terms of the 2014 Plan will again be available for future awards under the 2014 Plan. Based on the closing price for our common stock on April 8, 2020 of $27.07 per share, the aggregate market value as of April 8, 2020, of the 900,000 new shares proposed to be issued under Amendment No. 1 was $24,363,000.

As of April 8, 2020:

●	90,585 shares remained available for grants under the 2014 Plan.

●	There were 20,333,024 common shares issued and outstanding.

●	There were a total of 1,473,774 stock options outstanding, with an average exercise price of $43.13 and an average remaining term of 5.04 years.

●	There were a total of 355,290 restricted shares outstanding.

44	2020 Proxy Statement

Our long-term goal is to limit the annual average dilution from the 2014 Plan. “Dilution” is measured as the total number of shares under all outstanding equity awards (i.e., share awards granted, less share award cancellations), as a percentage of the shares of common stock outstanding for that year. Over the past three years, our average annual dilution was 8.6%, 8.7% and 8.4% (for 2017, 2018 and 2019, respectively).

Our “burn rate” measures the number of shares under outstanding equity awards granted during a given year (disregarding cancellations), as a percentage of the weighted average number of shares of common stock outstanding for that year. It measures the potential dilutive effect of annual equity grants. Over the past three years, the burn rate was 8.07%, 2.51% and 2.88% (for 2017, 2018 and 2019, respectively). We believe that our three-year average burn rate is within appropriate levels. Our burn rate in 2017 was higher than subsequent years as a result of the spin-off of SEACOR Marine Holdings Inc., which was completed that year.

Our “overhang rate” measures the total number of shares under all outstanding plan awards, plus the number of shares authorized for future plan awards, as a percentage of the shares of common stock outstanding for that year. It measures the potential dilutive effect of outstanding equity awards and future awards available for grant. Over the past three years, the overhang rate was 13.4%, 11.9% and 9.9% (for 2017, 2018 and 2019, respectively).

If Amendment No. 1 is approved, we intend to utilize the shares authorized under the 2014 Plan to continue our practice of incentivizing key individuals through annual equity grants. Based on our current projections, we anticipate that the shares requested under the 2014 Plan will last for approximately two years.

Plan Highlights

Below is an overview of certain features of the 2014 Plan.

Double-Trigger Vesting. The 2014 Plan contains a “double-trigger” vesting provision, which generally provides that awards will not be accelerated upon a change in control of the Company unless either (i) an acquiror does not replace or substitute outstanding awards in accordance with the requirements of the 2014 Plan (in which case the outstanding awards would vest), or (ii) a participant who receives a replacement or substitute award in connection with such change in control is involuntarily terminated within two years following the change in control.

Independent Plan Administrator. The Compensation Committee, which is composed of independent directors, administers the 2014 Plan, and retains full discretion to determine the number and amount of awards to be granted under the 2014 Plan, subject to the terms of the 2014 Plan.

Reasonable Plan Limits. Subject to adjustment as described in the 2014 Plan, if Amendment No. 1 is approved by our stockholders at the Annual Meeting, total awards under the 2014 Plan will be limited to 900,000 shares of our common stock, plus any shares remaining available for issuance under the 2014 Plan as of the date of stockholder approval of Amendment No. 1, plus any shares that again become available for issuance under the 2014 Plan in accordance with the terms of the 2014 Plan. Shares under the 2014 Plan may be shares of original issuance or treasury shares or a combination of the foregoing.

The 2014 Plan also provides that, subject to adjustment as described in the 2014 Plan:

●	No participant will be granted awards (including stock options and SARs) under the 2014 Plan for more than 200,000 shares of common stock during any one fiscal year, and

●	No non-employee member of the Board will be granted awards (including stock options and SARs) under the 2014 Plan for more than 100,000 shares of common stock during any one fiscal year.

Stockholder Approval of Material Amendments. The 2014 Plan requires us to seek stockholder approval for any material amendments to the 2014 Plan, such as materially increasing benefits accrued to participants and materially increasing the number of shares available.

Prohibition on the Repricing of Options and SARs. The 2014 Plan prohibits the repricing of outstanding stock options or SARs without stockholder approval (outside of certain corporate transactions or adjustment events described in the 2014 Plan). We have never repriced underwater stock options or SARs.

No Transfers of Awards for Value. The 2014 Plan requires that no awards granted under the 2014 Plan may be transferred for value, subject to exceptions for certain familial transfers.

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No Discounted Stock Options or SARs. The 2014 Plan requires that the exercise price for newly-issued stock options or SARs be at least 100% of the per share “fair market value” (as defined in the 2014 Plan) on the date of grant.

Prohibition of Dividends or Dividend Equivalents on Unvested Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalents with respect to shares underlying performance-based awards prior to the achievement of the applicable performance objectives. Any such dividends or dividend equivalents will be deferred until and contingent upon the achievement of the underlying performance objectives.

Prohibition on Liberal Share Counting. The 2014 Plan does not permit adding back to the shares of common stock available for issuance under the 2014 Plan shares that were used to pay the exercise price of stock options or to cover withholding obligations.

Clawback. Awards under the 2014 Plan are subject to the Company’s clawback policy.

Summary of the Plan

Set forth below is a summary of the principal features of the 2014 Plan. Other than with respect to the increase in the number of shares and the extension of the expiration date to April 21, 2030, the existing terms of the 2014 Plan will remain in effect if Amendment No. 1 is approved. This summary is qualified in its entirety by reference to the terms of Amendment No 1., a copy of which is included in this Proxy Statement as Appendix A, and by the terms of the 2014 Plan.

Purpose

The 2014 Plan authorizes the Compensation Committee, or another committee designated by the Board and made up of two or more non-employee directors and outside directors (as applicable, the “Committee”), to provide equity-based or other incentive-based compensation for the purpose of attracting and retaining directors, employees and certain consultants and providing our directors, employees and such consultants incentives and rewards for superior performance.

Shares Subject to the 2014 Plan

Under Amendment No. 1, the Board has authorized the issuance of 900,000 new shares of our common stock in connection with awards pursuant to the 2014 Plan. Any shares remaining available for issuance under the 2014 Plan as of the date of stockholder approval of Amendment No. 1, and any shares that again become available for issuance under the 2014 Plan in accordance with the terms of the 2014 Plan, will be available for issuance in connection with future awards pursuant to the 2014 Plan. No more than 1,000,000 of the total number of shares available for issuance under the 2014 Plan may be issued upon the exercise of ISOs. The number of shares with respect to awards (including options and SARs) that may be granted under the 2014 Plan to any individual participant in any single fiscal year may not exceed 200,000 shares, and the number of shares with respect to awards (including options and SARs) that may be granted under the 2014 Plan to any individual non-employee member of the Board may not exceed 100,000 shares, each as subject to potential adjustment as described in the 2014 Plan.

Any shares of our common stock covered by an award granted under the 2014 Plan, which for any reason is canceled, forfeited or expires or, in the case of an award other than a stock option, is settled in cash, will again be available for awards under the 2014 Plan. However, (i) shares not issued or delivered as a result of the net settlement of an outstanding stock option or SAR and (ii) shares used to pay the exercise price or withholding taxes related to an outstanding award may not again be made available for delivery to participants under the 2014 Plan.

Subject to the 2014 Plan’s share counting rules, common stock covered by awards granted under the 2014 Plan will not be counted as used unless and until the shares are actually issued or transferred. However, common stock issued or transferred under awards granted under the 2014 Plan in substitution for or conversion of, or in connection with an assumption of, stock options, SARs, restricted stock, RSUs or other stock or stock-based awards held by awardees of an entity engaging in a corporate acquisition or merger transaction with us or any of our subsidiaries will not count against (or be added back to) the aggregate share limit or other Plan limits described above. Additionally, shares available under certain plans that we or our subsidiaries may assume in connection with corporate transactions from another entity may be available for certain awards under the 2014 Plan, under circumstances further described in the 2014 Plan, but will not count against the aggregate share limit or other Plan limits described above. The various limits described above are subject to potential adjustment as described in the 2014 Plan.

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Plan Administration

The 2014 Plan is administered by the Committee. The Committee generally may select eligible employees to whom awards are granted, determine the types of awards to be granted and the number of shares covered by awards and set the terms and conditions of awards. The Committee’s determinations and interpretations under the 2014 Plan will be binding on all interested parties. The Committee may delegate to a subcommittee or to officers certain authority with respect to the granting of awards other than awards to certain officers and directors as specified in the 2014 Plan.

Eligibility

Awards may be made by the Committee to any of our employees or certain qualifying consultants, or to employees or certain qualifying consultants of our affiliates, or non-employee directors who are members of the Board or the board of directors of our affiliates; provided that ISOs may only be granted to our employees or employees of our affiliates. Currently, there are 2,433 individuals whom we believe would be eligible to participate in the 2014 Plan subject to any necessary approvals by the Committee, consisting of 4 executive officers, 2,424 employees, and 5 non-employee directors, but currently only 51 such individuals participate in the 2014 Plan.

No Repricing Without Shareholder Approval

Except in connection with a corporate transaction or other adjustment event described in the 2014 Plan, repricing of underwater options and SARs is prohibited without stockholder approval under the 2014 Plan.

Types of Awards Under the 2014 Plan

Stock Options. Option rights may be granted that entitle the optionee to purchase shares of our common stock at a price not less than (except with respect to Substitute Awards described below) fair market value at the date of grant, and may be ISOs, nonqualified stock options, or combinations of the two. Stock options granted under the 2014 Plan will be subject to such terms and conditions, including exercise price and conditions and timing of exercise, as may be determined by the Committee and specified in the applicable award agreement. Payment in respect of the exercise of an option granted under the 2014 Plan may be made (i) in cash or its equivalent, or (ii) in the discretion of the Committee, by exchanging shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least six months), or (iii) in the discretion of the Committee and subject to such rules as may be established by the Committee and applicable law, either through delivery of irrevocable instructions to a broker to sell the shares being acquired upon exercise of the option and to deliver promptly to us an amount equal to the aggregate exercise price or (iv) in the discretion of the Committee and subject to any conditions or limitations established by the Committee, by having us withhold from shares otherwise deliverable an amount equal to the aggregate option exercise price, or (v) by a combination of the foregoing, or (vi) by such other methods as may be approved by the Committee, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to us or withheld as of the date of such tender or withholding is at least equal to the aggregate exercise price of the option. No stock option may be exercisable more than 10 years from the date of grant.

Stock Appreciation Rights. SARs granted under the 2014 Plan will be subject to such terms and conditions, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the Committee and specified in the applicable award agreement. SARs may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A SAR will entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the SAR over the grant price thereof (which may not be (except with respect to Substitute Awards described below) less than fair market value on the date of grant). The Committee, in its sole discretion, will determine whether a SAR will be settled in cash, shares or a combination of cash and shares. No SAR may be exercisable more than 10 years from the date of grant. At the discretion of the Committee, SARs may, but need not be, intended to qualify as performance-based compensation

Restricted Stock and Restricted Stock Units. Restricted stock and RSUs granted under the 2014 Plan will be subject to such terms and conditions, including the duration of the period during which, and the conditions, if any, under which, the restricted stock and restricted stock units may be forfeited to us, as may be determined by the Committee in its sole discretion. Each RSU will have a value equal to the fair market value of a share of our common stock. RSUs will be paid in cash, shares, other securities or other property, as determined by the Committee in its sole discretion, upon or after the lapse of the restrictions applicable thereto or otherwise in accordance with the applicable award agreement. Dividends paid on any Restricted Stock or dividend equivalents paid on any RSUs will be paid directly to the participant, withheld by us subject to vesting of the Restricted Stock or RSUs under the terms of the applicable award agreement, or may be reinvested in additional Restricted Stock or in additional RSUs, as determined by the Committee in its sole discretion.

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Performance Awards. Performance awards granted under the 2014 Plan will consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee will establish, and (iii) payable at such time and in such form as the Committee will determine. Subject to the terms of the 2014 Plan and any applicable award agreement, the Committee will determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period (as set forth in the applicable award agreement) or, in accordance with procedures established by the Committee, on a deferred basis. The Committee may require or permit the deferral of the receipt of performance awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.

Other Stock-Based Awards. In addition to the foregoing types of awards, the Committee will have authority to grant to participants an “other stock-based award” (as defined in the 2014 Plan), which will consist of any right which is (i) not a stock option, SAR, restricted stock or RSU or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock (including, without limitation, securities convertible into shares of our common stock), as deemed by the Committee to be consistent with the purposes of the 2014 Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the 2014 Plan and any applicable award agreement, the Committee will determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the 2014 Plan.

Dividend Equivalents. In the sole discretion of the Committee, an award (other than options or SARs), whether made as another stock-based award or as any other type of award issuable under the 2014 Plan, may provide the participant with the right to receive dividends or dividend equivalents, payable in cash, shares, other securities or other property and on a current or deferred basis. However, for awards with respect to which any applicable performance criteria or goals have not been achieved, dividends and dividend equivalents may be paid only on a deferred basis, to the extent the underlying award vests.

Performance Criteria

The 2014 Plan permits the Committee to establish measurable “Performance Criteria” for purposes of any award under the 2014 Plan that are intended to be performance-based. The Performance Criteria that will be used to establish such performance goal(s) will be based on one or more, or a combination of, the following: (i) return on net assets; (ii) pretax income before allocation of corporate overhead and bonus; (iii) budget; (iv) net income; (v) division, group or corporate financial goals; (vi) return on stockholders’ equity; (vii) return on assets; (viii) return on capital; (ix) revenue; (x) profit margin; (xi) earnings per Share; (xii) net earnings; (xiii) operating earnings; (xiv) free cash flow; (xv) attainment of strategic and operational initiatives; (xvi) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (xvii) market share; (xviii) gross profits; (xix) earnings before interest and taxes; (xx) earnings before interest, taxes, depreciation and amortization; (xxi) operating expenses; (xxii) capital expenses; (xxiii) enterprise value; (xxiv) equity market capitalization; (xxv) sales; (xxvi) net sales; (xxvii) market share; (xxviii) economic value-added models and comparisons with various stock market indices; or (xxix) reductions in costs.

Amendments

The Board may amend the 2014 Plan from time to time without further approval by our stockholders, except where (i) the amendment would materially increase the benefits accruing to participants under the 2014 Plan, (ii) the amendment would materially increase the number of securities which may be issued under the 2014 Plan, or (iii) stockholder approval is required by applicable law or securities exchange rules and regulations, and provided that no such action that would adversely affect the rights of any participant with respect to awards previously granted under the 2014 Plan will be effective without the participant’s consent.

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Transferability

Each award, and each right under any award, will be exercisable only by the participant during the participant’s lifetime, or, if permissible under applicable law, by the participant’s guardian or legal representative, and no award may be sold, assigned, pledged, attached, alienated or otherwise transferred or encumbered by a participant, other than by will or by the laws of descent and distribution, and any such purported sale, assignment, pledge, attachment, alienation, transfer or encumbrance will be void and unenforceable against us or any affiliate; provided that the designation of a beneficiary will not constitute a sale, assignment, pledge, attachment, alienation, transfer or encumbrance. In no event will any award granted under the 2014 Plan be transferred for value. However, the Committee may permit the transferability of an award under the 2014 Plan by a participant to certain members of the participant’s immediate family or trusts for the benefit of such persons or other entities owned by such persons.

Adjustments

The number and kind of shares covered by outstanding awards and available for issuance or transfer (and plan limits) under the 2014 Plan and, if applicable, the prices per share applicable thereto, are subject to adjustment in the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of ours, issuance of warrants or other rights to purchase our shares or other securities, or other corporate transaction or event. In the event that the Committee determines, in its sole discretion, that any such transaction affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2014 Plan, the Committee will adjust any or all of (i) the number of our shares or other securities (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of our shares or other securities of (or number and kind of other securities or property) subject to outstanding awards, and/or (iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award, which, in the case of options and SARs will equal the excess, if any, of the fair market value of the shares subject to such options or SARs over the aggregate exercise price or grant price of such options or SARs. However, such adjustment to the 2014 Plan limits will be made only if and to the extent that such adjustment would not cause any ISO to fail to so qualify.

Change of Control

In the event of a Change of Control (as defined in the 2014 Plan), unless otherwise (i) determined by the Committee in a written resolution at the time of grant, (ii) set forth in the applicable award agreement, or (iii) provided in an individual severance or employment agreement to which a participant is a party, the following provisions will apply:

Unless a Replacement Award (as defined in the 2014 Plan) is provided to the participant, each then-outstanding option and SAR will become fully vested and exercisable and the restrictions applicable to each outstanding restricted stock award, restricted stock unit award, performance award or other stock-based award will lapse and the award will be fully vested (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting).

If a Replacement Award is provided to the participant in connection with a Change of Control, then outstanding awards under the 2014 Plan will not accelerate vesting as described in the immediately preceding paragraph. With respect to a Replacement Award, upon the Involuntary Termination (as defined in the 2014 Plan) of a participant holding a Replacement Award during the period of two years after a Change of Control, (a) all Replacement Awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions (with any applicable performance goals deemed to have been achieved at a target level as of the date of such vesting), and (b) all options and SARs held by the participant immediately before such termination of employment that the participant also held as of the date of the Change of Control or that constitute Replacement Awards will remain exercisable for a period of 90 days following such Involuntary Termination or until the expiration of the stated term of such option or SAR, whichever period is shorter (subject to any longer period of exercisability that may be provided in the applicable award agreement).

Withholding Taxes

A participant may be required to pay to us, and, subject to Section 409A of the Code, we will have the right and are authorized to withhold from any award, from any payment due or transfer made under any award or under the 2014 Plan or from any compensation or other amount owing to a participant the amount (in cash, shares, other securities, other awards or other property) of any applicable withholding taxes in respect of an award, its exercise, or any payment or transfer under an award or under the 2014 Plan and to take such other action as may be necessary in our opinion to satisfy all obligations for the payment of such taxes. In the discretion of the Committee and subject to such rules as the Committee may adopt, a participant may satisfy, in whole or in part, the withholding liability by delivery of shares owned by the participant (which are not subject to any pledge or other security interest and which have been owned by the participant for at least six months) with a fair market value equal to such withholding liability or by having us withhold from the number of shares otherwise issuable upon the occurrence of a vesting event a number of shares with a fair market value equal to such withholding liability.

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Detrimental Activity and Recapture Provisions

Any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment of any gain related to an award, or other provisions intended to have a similar effect, upon terms and conditions determined by the Committee, if a participant, either during (i) his or her employment or other service with us or an affiliate or (ii) within a specific period after termination of employment or service, engages in any “detrimental activity” (as defined in such award agreement). In addition, any award agreement may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to us of any gain related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee from time to time or under Section 10D of the Securities Exchange Act of 1934, as amended, or the rules of any national securities exchange or national securities association on which our common stock is traded. The Board adopted a clawback policy in 2013 which covers equity-based incentive awards under the 2014 Plan.

Termination

If Amendment No. 1 is approved, no grant will be made under the 2014 Plan more than 10 years after April 22, 2020 (the date on which Amendment No. 1 was approved by the Board), but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2014 Plan.

Federal Income Tax Consequences Relating to Awards

The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2014 Plan based on federal income tax laws in effect on the date hereof. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for participants in the 2014 Plan, is not intended to be complete and does not describe federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences. The following is not to be considered as tax advice to any persons who may be participants in the 2014 Plan, and any such persons are advised to consult with their own tax counsel.

Tax Consequences to Participants

Non-qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss), depending on how long the shares have been held.

Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. The exercise of an ISO, however, may result in alternative minimum tax liability. If shares of our common stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

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If shares of our common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss), depending on the holding period.

Stock Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem SAR or a free-standing SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received on the exercise.

Restricted Stock. The recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units. No income generally will be recognized upon the grant of RSUs. The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), or based on the fair market value received by the participant upon settlement of the RSU award, and the capital gains/loss holding period for such shares will also commence on such date.

Performance Awards. No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and/or the fair market value of any unrestricted shares of our common stock received.

Tax Consequences to Us or Our Subsidiaries

To the extent that a participant recognizes ordinary income in the circumstances described above, we or the subsidiary for which the participant performs services will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Prior to its amendment by the TCJA, there was an exception to the $1 million deduction limitation under Section 162(m) for performance-based compensation if certain requirements set forth in Section 162(m) and the applicable regulations were met. The TCJA generally amended Section 162(m) to eliminate this exception for performance-based compensation, effective for taxable years following December 31, 2017. Therefore, future grants under the 2014 Plan that are made to individuals who are “covered employees” under Section 162(m) that exceed $1 million in a given tax year will not be deductible to us.

Compliance with Section 409A of the Code

To the extent applicable, it is intended that the 2014 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2014 Plan and any grants made under the 2014 Plan will be administered in a manner consistent with this intent. Any reference in the 2014 Plan to Section 409A of the Code will also include any regulations or any other formal guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

Registration with the SEC

We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of our common stock under the 2014 Plan with respect to Amendment No. 1 with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of Amendment No. 1 by our stockholders.

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New Plan Benefits

Because awards to be granted in the future under the 2014 Plan are at the discretion of the Committee, it is not possible to determine the benefits or the amounts to be received under the 2014 Plan by our directors, officers or employees.

Vote Required

The affirmative vote of a majority in voting power of our common stock represented in person or by proxy and entitled to vote is required for the approval of Amendment No. 1 to the 2014 Share Incentive Plan.

The Board unanimously recommends a vote FOR approval of Amendment No. 1 to the 2014 Share Incentive Plan.

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PROPOSAL NO. 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that stockholders ratify the appointment of Grant Thornton LLP (“Grant Thornton”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2020.

Representatives of Grant Thornton will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.

The affirmative vote of the holders of a majority in voting power of the shares entitled to vote present virtually or by proxy at the Annual Meeting is required to ratify the appointment of Grant Thornton.

The Board unanimously recommends a vote FOR ratification of the appointment of Grant Thornton LLP as our Independent Registered Accounting Firm.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Fees for professional services provided by Grant Thornton LLP for the years ended December 31, 2018 and 2019 were as follows:

	2019	2018
Audit Fees	$1,796,484	$1,730,339
Audit-Related Fees	10,500	43,850
All Other Fees	—	7,950
Total	$1,806,984	$1,782,139

Fees for professional services provided by Ernst & Young for the years ended December 31 were as follows:

	2019	2018
Audit Fees	$—	$—
Audit-Related Fees	17,000	98,956
All Other Fees	—	—
Total	$17,000	$98,956

Audit Fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, reporting on management’s assertions regarding internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act, review of the Company’s quarterly financial statements, and services provided in connection with other statutory or regulatory filings. Audit-Related Fees represent fees for professional services related to consents, consulting on interpretations and application of FASB pronouncements and SEC regulations. All Other Fees relate to fees associated with third party inspection of Grant Thornton's workpapers supporting certain stand-alone audited financial statements.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of our independent registered public accountants. All of the services described in the foregoing table were approved in conformity with the Audit Committee’s pre-approval process.

Pre-approval Policy for Services of Independent Registered Public Accounting Firm. The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by the independent registered public accounting firm. In accordance with that policy, the Audit Committee annually reviews and approves a list of specific services and categories of services, including audit, audit related, tax, and other permitted services, for the current or upcoming fiscal year, subject to specified terms and cost levels. Any service not included in the approved list of services or any modification to previously approved services, including changes in fees, must be specifically pre-approved by the Audit Committee. Where proposed additions or modifications relate to tax and all other non-audit services to be provided by the independent registered public accounting firm, the Audit Committee may delegate the responsibility of pre-approval to the Chair of the Audit Committee. To ensure prompt handling of unforeseeable or unexpected matters that arise between Audit Committee meetings, the Audit Committee has delegated authority to its Chair, and/or to such other members of the Audit Committee that the Chair may designate, to review and if appropriate approve in advance, any request by the independent registered public accounting firm to provide tax and/or all other non-audit services.

OTHER MATTERS

OTHER ACTIONS AT THE ANNUAL MEETING

The Board does not intend to present any other matter at the Annual Meeting. The Board has not been informed that any other person intends to present any other matter for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

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ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-k for the fiscal year ended December 31, 2019 accompanies this Proxy Statement and should be read in conjunction herewith.

STOCKHOLDER NOMINATION OF DIRECTORS

The By-Laws establish an advance notice procedure with regard to the nomination (other than by or at the direction of the Board or a committee thereof) of candidates for election as directors (the “Nomination Procedure”). Only persons who are nominated by the Board, a committee appointed by the Board, or by a stockholder who has complied with the Nomination Procedure and provided timely written notice to the Secretary of the Company prior to the meeting at which directors are to be elected, are eligible for election as directors of the Company. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s annual meeting of stockholders (subject to certain exceptions), and the notice must contain (A) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the annual meeting, (i) a brief description of the business desired to be transacted, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the language of the proposed amendment), (iii) the reasons for conducting such business at the meeting and (iv) any material interest of such stockholder in such business; and (C) as to the stockholder giving the notice on whose behalf the nomination or proposal is made (i) the name and address, as they appear on the Company’s most recent stockholder lists, of the stockholder proposing such proposal, (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or other proposal between or among such stockholder, any affiliate or associate, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such stockholder, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder, with respect to shares of stock of the Company, (v) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the stockholder intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Any stockholder who desires to propose any matter at an annual meeting of stockholders shall, in addition to the aforementioned requirements described in clauses (A) through (C), comply in all material respects with the content and procedural requirements of Rule 14a-8 of Regulation 14A under the Exchange Act, irrespective of whether the Company is then subject to such rule or said act. The presiding officer of the meeting may refuse to acknowledge nomination of any person not made in compliance with the Nomination Procedure. Any reference in the By-laws to presence in person at an annual meeting of the stockholders shall mean, for purposes of the Annual Meeting, virtual presence at the webcast for the Annual Meeting.

Although the By-Laws do not empower the Board with the right to approve or disapprove of stockholder nominations for the election of directors or any other business properly brought by the Company’s stockholders at any annual or special meeting, the foregoing Nomination Procedure may nevertheless have the effect of (i) precluding a nomination for the election of directors or precluding the transaction of business at a particular meeting if the proper procedures are not followed, or (ii) deterring a third party from conducting a solicitation of proxies or contest to elect his or its own slate of director nominees or otherwise attempting to obtain control of the Company.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

Proposals that stockholders believe should be voted upon at the Company’s Annual Meeting may be eligible for inclusion in the Company’s Proxy Statement. In accordance with the provisions of Rule 14a-8 under the Exchange Act, Stockholder proposals for the 2021 Annual Meeting of Stockholders must be received by the Company on or before January 1, 2021, to be eligible for inclusion in the proxy statement and proxy card relating to the 2021 Annual Meeting of Stockholders. Any such proposals should be sent via registered, certified or express mail to: Corporate Secretary, SEACOR Holdings Inc., 2200 Eller Drive, P.O. Box 13038, Fort Lauderdale, Florida 33316.

2020 Proxy Statement	55

As a separate and distinct matter from proposals under Rule 14a-8, in accordance with Article I, Section 3 of the By-Laws of the Company, in order for business to be properly brought before the next annual meeting by a stockholder, such stockholder must deliver to the Company timely notice thereof. To be timely, a stockholder’s notice must be delivered or mailed to and received by the Corporate Secretary at the principal executive offices of the Company, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the close of business on the one hundred twentieth (120th) day prior to the first anniversary date of the previous year’s Annual Meeting of Stockholders (or if there was no such prior annual meeting, not earlier than the close of business on the one hundred fiftieth (150th) day nor later than the one hundred twentieth (120th) day prior to the date which represents the second Tuesday in May of the current year). Accordingly, for the 2021 Annual Meeting, notice will have to be delivered or received by the Company no earlier than January 4, 2021, or later than February 3, 2021. If, however, the date of the annual meeting is more than twenty-five (25) days before or after such anniversary date, then, to be considered timely, notice by the stockholders must be received not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if a stockholder holds shares through a broker and resides at an address at which two or more stockholders reside, that stockholder will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to the Secretary of the Company at the Company’s principal executive offices. The Company will deliver, promptly upon written or oral request to the Secretary of the Company, a separate copy of the 2019 Annual Report on Form 10-K and this Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

For the Board of Directors,

William C. Long

Executive Vice President

Chief Legal Officer and Corporate Secretary

56	2020 Proxy Statement

IMPORTANT VOTING INFORMATION

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on ratification of the selection of Grant Thornton LLP as auditors for 2020), unless you provide specific instructions by completing and returning the Voting Instruction. For your vote to be counted, you now must communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual Meeting.

Your Participation in Voting the Shares You Own is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card or Voting Instruction Form to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our Company’s future.

More Information is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may contact our Investor Relations Department at InvestorRelations@ckor.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON JUNE 2, 2020
This proxy statement and the 2019 Annual Report on Form 10-K are available at
www.seacorholdingsinvestors.com.

2020 Proxy Statement	57

APPENDIX A

AMENDMENT NO. 1

SEACOR HOLDINGS INC.

2014 share incentive plan

THIS AMENDMENT NO. 1 TO THE SEACOR HOLDINGS INC. 2014 SHARE INCENTIVE PLAN (this “Amendment No. 1”) is made by SEACOR HOLDINGS INC., a Delaware corporation (the “Company”).

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is in the best interests of the Company to amend the Company’s 2014 Share Incentive Plan (the “Plan”) to increase the number of shares available for issuance under the Plan and extend the expiration date of the Plan; and

WHEREAS, the Board approved this Amendment No. 1 on April 22, 2020.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 4(a) of the Plan is replaced in its entirety with the following:

(i)

Subject to adjustment as provided in Section 4(b), the aggregate number of Shares with respect to which Awards may be granted from time to time under the Plan shall in the aggregate not exceed, at any time, the sum of (A) 900,000 Shares, plus (B) the number of Shares remaining available for issuance for future award grants under the Plan as of immediately prior to the Amendment Approval Date (as defined in Section 18), plus (C) any Shares that again become available for Awards under the Plan in accordance with Section 4(a)(ii), plus (D) any Shares granted under any Existing Plan that again become available for future award grants under the applicable Existing Plan in accordance with the terms and conditions of the applicable Existing Plan.

2.	Section 18 of the Plan is hereby replaced in its entirety with the following:

(a)

Effective Date. This Plan became effective as of March 31, 2014, which was the date of its approval by the Board (the “Effective Date”), and was approved by the stockholders of the Company within 12 months following the Effective Date. This Plan was amended effective as of April 22, 2020, which was the date such amendment was approved by the Board, subject to approval of such amendment by the stockholders of the Company within 12 months following April 22, 2020 (the date of such stockholder approval, the “Amendment Approval Date”). Any Awards granted under the Plan prior to the Amendment Approval Date shall be effective as of the date of grant (unless, with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled and no restrictions relating to any Award may lapse prior to such stockholder approval, and if stockholders fail to approve the amendment as specified hereunder, any such Award shall be canceled.

(b)

Expiration Date. No grant will be made under this Plan more than ten years after April 22, 2020, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of this Plan.

Except as specifically amended by this Amendment No. 1, the Plan shall remain in full force and effect in accordance with its terms.

A-1

SEACOR

ATTN: William C. Long
2200 ELLER DRIVE
PO BOX 13038
FORT LAUDERDALE, FL 33316

VOTE BY INTERNET - www.proxyvote.com
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/CKH2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) Charles Fabrikant 02) David R. Berz 03) Gail B. Harris 04) Oivind Lorentzen 05) Christopher Papouras
06) David M. Schizer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000463970_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

SEACOR HOLDINGS INC.
Annual Meeting of Stockholders
June 2, 2020 9:00 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) William C. Long and Bruce Weins, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of SEACOR HOLDINGS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, EDT on June 2, 2020, at www.virtualshareholdermeeting.com/CKH2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000463970_2 R1.0.1.18